FOURTH AMENDMENT AND FIFTH WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT AND FIFTH WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT ("**Fourth Amendment**") is made as of the 15 th day of December 2014 (the "**Effective Date**") by and among ADA-ES, INC., a Colorado corporation ("**Borrower**"), ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("**ADES**"), and COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("**Lender**").

RECITALS

A. Borrower, ADES and Lender are parties to that certain 2013 Loan and Security Agreement dated as of September 19, 2013, as amended by the First Amendment and Waiver Regarding 2013 Loan and Security Agreement dated as of December 2, 2013, as further amended by a Waiver Letter dated February 7, 2014, as further amended by the Second Amendment Regarding 2013 Loan and Security Agreement dated as of April 3, 2014, as further amended by the Third Waiver Regarding 2013 Loan and Security Agreement dated as of June 30, 2014, as further amended by the Third Amendment and Fourth Waiver regarding 2013 Loan and Security Agreement dated as of September 20, 2014 (as amended, supplemented, modified and restated from time to time, the "**Loan Agreement**").

B. In accordance with the provisions of the Loan Agreement, Lender has agreed to amend, or waive, for the benefit of Borrower, certain terms and conditions contained in the Loan Agreement, as specifically provided herein.

C. ADES wishes to provide its consent to the amendments and waivers set forth herein.

D. Other than as defined in this Fourth Amendment, all capitalized terms used in this Agreement without definition shall have the meanings given to such terms in the Loan Agreement.

NOW THEREFORE, in consideration of the premises and covenants made by Borrower and contained in this Fourth Amendment and the consent provided given by ADES herein, Lender grants the waivers and agrees to the amendments forth below:

1. Amendment to Definitions. The definition of "Secured Line Termination Date" is amended and restated, effective as of the Effective Date, to read, in its entirety, as follows:

> "Secured Line Termination Date" means May 31, 2015, or such earlier date as may occur pursuant to Section 8.2 hereof.

2. Waivers. Lender waives compliance by Borrower with the provisions of Sections 6.11, 6.12 and 6.13 of the Loan Agreement.

3. No Default. Borrower and ADES hereby certify to Lender that, after giving effect to the amendments and waivers provided herein, Borrower is in full compliance with the provisions of the Loan Agreement, and that no Event ofDefilult will occur as a result of the effects of this Fourth Amendment. 4. Release of Claims. Borrower and ADES hereby release and forever discharge Lender, its affiliates, directors, officers, agents, employees, and attorneys ("Lender Parties") of and from any and all liability, suits, damages, claims, counterclaims, demands, reckonings and causes of action, setoffs and defenses, whether known or Wlknown, whether arising in law or equity, which any of Borrower or ADES have, now have or may have in the future against Lender Parties by reason of any acts, omissions, causes or things arising out of or in any way related to this Fourth Amendment or the Loan Agreement existing or accrued as of the date of this Fourth Amendment. This release shall survive the termination of this Fourth Amendment. Borrower acknowledges that the foregoing release is a material inducement to Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Lender in agreement to enter into this Fourth Amendment. 5. Certification. Borrower will execute and deliver to Lender a Certificate in the fonn of Exhibit A attached hereto. 6. ~- Borrower will pay Lender a fee of Forty Four Thousand Six Hundred Fifty and no/I 00 Dollars ($44,650.00) for this Fourth Amendment. 7. Costs. Borrower will pay Lender's attorneys' fees for preparation of this Fourth Amendment. 8. Miscellaneous. (a) The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. (b) The terms and conditions of this Fourth Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns. (c) This Fourth Amendment may be executed in any number of counterparts, and by Lender, ADES and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement. (d) Except as expressly modified by this Fourth Amendment, the Loan Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms. (e) This Fourth Amendment and the Loan Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter. 2

(f) This Fourth Amendment, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Unifonn Commercial Code as in effect in the State of Colorado. IN WITNESS WHEREOF, the parties hereto have executed and delivered this Fourth Amendment as of the date first above set forth. ADA-ES, INC., ~~ Nam. <;i Title: Gf(2 ADVANCED EMISSIONS SOLUTIONS, INC., a 4iC Name: ,,.../ '2h Title: C-Fo COBIZ B~ a Colorado corporation d/b/a COWRADO BU SINE K 3

Exhibit A Form of BORROWER CERTmCATION With Respect to FOURm AMENDMENT AND FIFTH WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT The underSigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation, in conjunction with the Fourth Amendment and Fifth Waiver Regarding 2013 Loan and Security Agreement by and among ADA-ES, INC. ("Borrower"), ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Banlc, a Colorado corporation, d/b/a Colorado Business Baulc ("Fourth Amendment"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK that no "Principal" of Borrower has been convicted of, or pied no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction. For the purpose of this Certification, "Principal" is deemed to include: (a) each Officer of ADA-ES, INC.; (b) each director of ADA-ES, INC.; (c) the five (5) most highly compensated executives and officers of ADA-ES, INC.; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of ADA-ES, INC. The undersigned Borrower acknowledge that CoBiz Bank, a Colorado corporation, d/b/a Colorado Business Baulc is relying upon the truth of the statements set forth in this Borrower Certification to enter into the Fourth Amendment with Borrower. Dated this .lli_ day of December 2014. 4

TmRD AMENDMENT AND FOURTH WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT TIDS TIURD AMENDMENT AND FOURTH WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT ("Third Amendment") is made as of the 20th day of September 2014 (the "Effective Date") by and among ADA·ES, INC., a Colorado corporation ("Borrower"), ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("ADES"), and COBIZ BANK., a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("Lender"). RECITALS A. Borrower, ADES and Lender are parties to that certain 2013 Loan and Security Agreement dated as of September 19, 2013, as amended by the First Amendment and Waiver Regarding 2013 Loan and Security Agreement dated as of December 2, 2013, as further amended by a Waiver Letter dated February 7, 2014, as further amended by the Second Amendment Regarding 2013 Loan and Security Agreement dated as of April 3, 2014, as further amended by the Third Waiver Regarding 2013 Loan and Seci.irity Agreement dated as of June 30, 2014 (as amended, supplemented, modified and restated from time to time, the "Loan Agreement"). B. In accordance with the provisions of the Loan Agreement, Lender has agreed to amend, or waive, for the benefit of Borrower, certain terms and conditions contained in the Loan Agreement, as specifically provided herein. c. herein. ADES wishes to provide its consent to the amendments and waivers set forth D. Other than as defined in this Third Amendment, all capitalized terms used in this Agreement without definition shall have the meanings given to such terms in the Loan Agreement. NOW THEREFORE, in consideration of the premises and covenants made by Borrower and contained in this Third Amendment and the consent provided given by ADES herein, Lender grants the waivers and agrees to the amendments forth below: 1. Amendment to Definjtions. The definition of "Secured Line Termination Date" is amended and restated, effective as of the Effective Date, to read, in its entirety, as follows: "Secured Line Termination Date" means December 19, 2014, or such earlier date as may occur pursuant to Section 8.2 hereof. 2. Waivers. Lender waives compliance by Borrower with the provisions of Sections 6.11, 6.12 and 6.13 of the Loan Agreement. 3. No Default. Borrower and ADES hereby certify to Lender that, after giving effect to the amendments and waiver provided herein, Borrower is in full compliance with the provisions of the Loan Agreement, and that no Event of Default will occur as a result of the effects of this Third Amendment.

4. Release ofCJolm§. Borrower and ADES hereby release and forever discharge Lender, its affiliates, directors, officers, agents, employees, and attorneys ("Lender Parties") of and from any and all liability, suits, damages, claims, counterclaims, demands, reckonings and causes of action, setoffs and defenses, whether known or wtknown, whether arising in law or equity, which any of Borrower or ADES have, now have or may have in the future against Lender Parties by reason of any acts, omissions, causes or things arising out of or in any way related to this Third Amendment or the Loan Agreement existing or accrued as of the date of this Third Amendment. This release shall survive the termination of this Third Amendment. Borrower acknowledges that the foregoing release is a material inducement to Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Lender in agreement to enter into this Third Amendment. S. Certification. Borrower will execute and deliver to Lender a Certificate in the form of Exhibit A attached hereto. 6. Fee. Borrower will pay Lender a fee of Twenty Five Thousand and no/100 Dollars ($25,000.00) for this Third Amendment. 7. ~- Borrower will pay Lender's attorneys' fees for preparation of this Third Amendment. 8. Miscellaneous. (a) The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. (b) The terms and conditions of this Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns. (c) This Third Amendment may be executed in any number of counterparts, and by Lender, ADES and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement. (d) Except as expressly modified by this Third Amendment, the Loan Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms. (e) This Third Amendment and the Loan Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter. (f) This Third Amendment, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of 2

Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado. IN WI1NESS WHEREOF, the parties hereto have executed and delivered this Third Amendment as of the date first above set forth. ADA-ES, INC., ~~ Nam . '¥2c;'4'? Title: C.£0 By:--'=,.><..:,-.--,,.---,.~---- Name:-k.1;;.t;1~f:...h.__...4!L!~~!!.L---Title:_.....,µ;,_,.,_ _______ _ COBIZ BANK, a Colorado corporation d/b/a COLORADO BUS ANK · r Vice President 3

Exhibit A Form of BORROWER CERTIFICATION With Respect to THIRD AMENDMENT AND FOURTH WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT The undersigned, as a duly authoriz.ed officer of ADA-ES, INC., a Colorado corporation, in conjunction with the Third Amendment and Fourth Waiver Regarding 2013 Loan and Security Agreement by and among ADA-ES, INC. ("Borrower"), ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Banlc ("Third Amendmenf'), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK that no "Principal" of Borrower has been convicted of, or pied no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction. For the purpose of this Certification, "Principal" is deemed to include: (a) each Officer of ADA-ES, INC.; (b) each director of ADA-ES, INC.; (c) the five (5) most highly compensated executives and officers of ADA-ES, INC.; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of ADA-ES, INC. The undersigned Borrower acknowledge that CoBiz Bank, a Colorado corporation, d/b/a Colorado Business Banlc is relying upon the truth of the statements set forth in this Borrower Certification to enter into the Third Amendment with Borrower. Dated this rfil_ day of September 2014. 4

THIRD WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT THIS THIRD WANER REGARDING 2013 LOAN AND SECURITY AGREEMENT ("Third Waiver") is made as of the 30th day of June, 2014 (the "Effective Date") by and among ADA-ES, INC., a Colorado corporation ("Borrower"), ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("ADES"), and COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("Lender"). RECITALS A. Borrower and Lender are parties to that certain 2013 Loan and Security Agreement dated as of September 19, 2013, as amended by the First Amendment and Waiver Regarding 2013 Loan and Security Agreement dated as of December 2, 2013, as further amended by a Waiver Letter dated February 7, 2014, a Second Amendment Regarding 2103 Loan and Security Agreement dated as of April 3, 2014 and a Third Waiver Regarding 2013 Loan and Security Agreement dated as of June 30, 2014 (as amended, supplemented, modified and restated from time to time, the "Loan Agreement"). B. Pursuant to a Form 8-K filed with the Securities and Exchange Commission ("SEC"), ADES has notified Lender that the ADES financial statements for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 are not correct and will need to be restated. C. Further, ADES has notified Lender that the financial statements for the year ended December 31, 2013 will not be available until sometime in the fall of2014. D. Further, the ADES quarterly financial statements for the quarters ending March 31, 2014, June 30, 2014 and September 30, 2014 will not be delivered in compliance with the tenns of the Loan Agreement. E. In accordance with the provisions of the Loan Agreement, Lender has agreed to waive, for the benefit of Borrower, certain terms and conditions contained in the Loan Agreement, as specifically provided herein. F. ADES wishes to provide its consent to the waivers set forth herein. G. Other than as defined in this Third Waiver, all capitalized terms used in this Agreement without definition shall have the meanings given to such terms in the Loan Agreement. NOW THEREFORE, in consideration of the premises and covenants made by Borrower and contained in this Third Waiver and the consent provided given by ADES herein, Lender grants the waivers and agrees to the amendments forth below: 1. Waiver Concerning Financial Statements and Delivery of Interim Financial Statements. With respect to the delivery of annual and quarterly financial statements required by Section 6.11 of the Loan Agreement, Lender agrees that, until such time as ADES has filed with DEN-42558·6 the SEC its Form lOK for the period ended December 31, 2013 (the "Form lOK") and its Forms lOQ for the quarters ending March 31, 2014, June 30, 2014 and September 30, 2014 (the "Forms lOQ") the requirements of Section 6.11, shall be waived. Until the Form IOK'and the Forms 1 OQ are filed, Borrower shall deliver to Lender quarterly and annual financial statements of Borrower internally prepared by Borrower, representing in all material respects Borrower's financial position, respectively, as of such date, which statements shall consist of a balance sheet . and related statements of income, retained earnings, and cash flow covering the appropriate period of Borrower's operations, all in such detail as Lender may reasonably request, and which shall be certified by the president or chief financial officer of Borrower in the form of Exhibit A attached to this Third Waiver. · 2. Waiver Concerning Previously Delivered Financial Statements With respect to the delivery of quarterly financial statements delivered pursuant to Section 5.4 of the Loan Agreement, Lender agrees that, at such time as: (a) ADES has filed with the SEC its restated Forms 1 OQ for the quarters ending March 31, 2013, June 30, 2013 and September 30, 2013, or their equivalent which may be contained in the Form 1 OK; and (b) Borrower has delivered copies of such restated Forms 1 OQ for the quarters ending March 31, 2013, June 30, 2013 and September 30, 2013, or their equivalent which may be contained in the Form 1 OK, to Lender, the representations of Borrower contained in Section 5.4 are waived. 3. Compliance Certificates and Calculation of Performance Ratios. With respect to the delivery of compliance certificates required by Section 6.11 and the calculation of the performance ratios set forth in Sections 6.12 and 6.13, Lender agrees that Borrower may use the Borrower prepared interim financial statements to complete such certificates and calculate such ratios. 4. Delivery of Restated Financial Statements. Upon the filing of the Form !OK and the Forms 1 OQ, Borrower will deliver to Lender restated or completed quarterly and annual financial statements prepared in accordance with generally accepted accounting principles. 5. No Restatement of Compliance Certificates or Recalculation of Performance Ratios. With respect to the delivery of compliance certificates required by Section 6.11 and the calculation of the performance ratios set forth in Sections 6.12 and 6.13, Lender agrees that Borrower is not required to redeliver compliance certificates or recalculate performance ratios using the restated or completed quarterly and annual financial statement prepared in accordance with the terms of the resolution of the issues with Borrower's auditing firm. 6. SEC Documents. Borrower will deliver copies to Lender of any and all reports that Borrower and/or ADES files with the SEC pursuant to the Securities Act of 1934. Such deliver will occur promptly up on the filing of such documents with the SEC. 7. Maintenance of Cash Collateral. Concurrently with the execution of this Amendment by Borrower and ADES, and for so long as ADES is not compliant with the requirements of Section 6.11, Borrower will maintain on deposit with Lender cash collateral in an amount which is not less than the Secured Line Balance. If Borrower wishes to request additional Advances, Borrower must deposit with Lender additional cash collateral in an amount which is not less than the amount of the requested Advance, or such other amount as is necessary 2 to bring the total amount on deposit to an amount not less than the cu1rnnt Secured Line Balance plus the additional requested Advance. Borrower may select the type of deposit account in which the cash collateral will be held. Borrower shall execute and deliver to Lender a pledge agreement granting to Lender a first priority security interest in the cash collateral account, a copy of which is attached hereto as Exhibit B. The cash collateral shall be held by Lender until the first to occur of: (a) the Loan Agreement is terminated according to its terms and all obligations of Borrower thereunder shall have been fully complied with; or (b) Borrower is in full compliance with the requirements of Section 6.11, at which time the cash collateral will be released to Borrower and the pledge agreement will be teiminated. 8. Section 8.5. A new Section 8.5 is hereby added to the Loan Agreetnent, which reads, in its entirety, as follows: If an Event of Default shall have occurred and be continuing, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits which were provided to Lender as cash collateral (general or special, time or detnand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by Lender for the credit or the account of Borrower or against any and all of the obligations of Borrower now or hereafter existing under this Agreement or any other Loan Document to Lender irrespective of whether Lender shall have made any detnand under this Agreemettt or any other Loan Document and although such obligations of Borrower may be contingent or unmatured or are owed to Lender. Lender agrees to notify Borrower promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 9. Release of Claims. Borrower and ADES hereby release and forever discharge Lender, its affiliates, directors, officers, agents, employees, and attorneys ("Lender Parties") of and from any and all liability, suits, damages, claims, counterclaims, detnands, reckonings and causes of action, setoffs and defenses, whether known or unknown, whether arising in law or equity, which any of Borrower or ADES have, now have or may have in the future against Lender Parties by reason of any acts, omissions, causes or things arising out of or in any way related to this Third Waiver or the Loan Agreeinent existing or accrued as of the date of this Third Waiver. This release shall survive the termination of this Third Waiver. Borrower acknowledges that the foregoing release is a material inducement to Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Lender in agreement to enter into this Third Waiver. I 0. Certification. Borrower will execute and deliver to Lender a Certificate in the form of Exhibit C attached hereto. 11. Costs. Borrower will pay Lender's attorneys' fees for preparation of this Third Waiver. 12. Miscellaneous. 3

(a) The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. (b) The terms and conditions of this Third Waiver shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns. ( c) This Third Waiver may be executed in any number of counterparts, and by Lender, ADES and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement. (d) Except as expressly modified by this Third Waiver, the Loan Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms. (e) This Third Waiver and the Loan Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter. (f) This Third Waiver, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts oflaw, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado. IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Waiver as of the date first above set forth. (Signatures on following page) 4

ADA-ES, INC.,
a Colorado corporation

By: ______________________
Name: Mark H. McKinnies
Title: CFO

ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation

By: ______________________
Name: Mark H. McKinnies
Title: CFO

COBIZ BANK, a Colorado corporation d/b/a COLORADO BUSINESS BANK

By: ______________________
Douglas L. Pogge, Senior Vice President

5

Exhibit A FORM OF INTERIM FINANCIAL STATEMENT CERTIFICATION The undersigned, the of ADA-ES, INC., a Colorado corporation ("Borrower"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("Lender"), pursuant to the Third Waiver to 2013 Loan and Security Agreement by and among Borrower, ADV AN CED EMISSIONS SOLUTIONS, INC. and Lender ("Third Waiver"), that attached hereto is a copy of Borrower's internally prepared financial statements as of and for the __ month period ending ____ _ 20_, which financial statements consistently present in all material respects Borrower's financial position and results of operations for the applicable periods and consist of a balance sheet and related statements of income and cash flow covering the periods from the end of the immediately preceding fiscal year to the end of such quarter, and such quarter alone (if applicable), it being understood that all internally prepared financial statements are subject to year-end adjustments and are not required to have footnote disclosures. The undersigned has reviewed the Loan Agreement and the affairs of Borrower and that, to the best of his or her knowledge and belief, and excepting matters which have been waived by Lender, he or she is unaware of the occurrence of an event which constitutes an Event of Default hereunder or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, and if so, stating the facts with respect thereto. ADA-ES, INC., a Colorado corporation By: Name: ------------- Title: ------------- 6

ExhibitB FORM OF PLEDGE AGREEMENT PLEDGE AGREEMENT (ADA-ES Third Waiver) THIS PLEDGE AGREEMENT ("Pledge Agreement") is made as of the 30th day of June, 2014 (the "Effective Date") by and among ADA-ES, INC., a Colorado corporation ("Borrower"), ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("ADES"), and CO BIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("Lender"). RECITALS A. Borrower and Lender are parties to that certain 2013 Loan and Security Agreement dated as of September 19, 2013, as amended by the First Amendment and Waiver Regarding 2013 Loan and Security Agreement dated as of December 2, 2013, as further amended by a Waiver Letter dated February 7, 2014, a Second Amendment Regarding 2103 Loan and Security Agreement dated as of April 3, 2014 and a Third Waiver Regarding 2013 Loan and Security Agreement dated as of June 30, 2014 (as amended, supplemented, modified and restated from time to time, the "Loan Agreement"). B. Pursuant to the Third Waiver Regarding 2013 Loan and Security Agreement dated as of June 30, 2014, Borrower has agreed to provide Lender with cash collateral and execute this Pledge Agreement. NOW THEREFORE, in consideration of the premises and covenants made by Borrower and contained in the Third Waiver, Borrower, ADES and Lender agree as follows: AGREEMENTS 1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings assigned in the Loan Agreement. 2. Pledge. BmTOwer hereby pledge, assign, hypothecate and grant to Lender as a first lien on, and security interest in, all of Borrower' right, title and interest in and to Account No. 3479315 in the name of Borrower (the "Account"), all interest accruing thereon and all proceeds thereof, including all sums deposited in the Account, and in any other depository or investment account or accounts that contain the proceeds of the Account (the "Collateral"), as security for the prompt and complete payment and performance when due of all of the Obligations. 3. Lender's Rights and Obligations Regarding Accounts. Upon the occurrence of an Event of Default, any amounts held in the Account shall be held and used in accordance with the terms of the Loan Agreement and further, Lender is and shall be entitled to all of the rights, powers and remedies concerning the Collateral afforded a secured patty by the Uniform 7

Commercial Code of Colorado, to the extent such law is applicable, and all other remedies available under applicable law, including the right of setoff against the Collateral. 4. Representations, Warranties and Covenants of Borrower. Borrower represents and warrants that: (a) no person or persons other than Borrower will have any right, title or interest in and to the Account; (b) Borrower has, full corporate power, authority and legal right to deliver and pledge all of its right, title and interest in and to the Account pursuant to this Pledge Agreement; and (c) Borrower has not previously pledged any right, title or interest of Borrower in or to the Account, or the proceeds thereof, to any other person or entity. Borrower covenants and agrees that it will defend Lender's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever. 5. Further Assurances. Borrower agrees that, at any time and from time to time upon the written request of Lender, Borrower will execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to effect the purposes of this Pledge Agreement. 6. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 7. No Waiver; Cumulative Remedies. Lender shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Lender, and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any further occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, or shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law. 8. Expenses Secured. Borrower agrees to pay on demand all reasonable costs and expenses, if any (including reasonable counsel, consultant and appraiser fees and expenses), in connection with the exercise and enforcement (whether through negotiations, legal proceedings or otherwise) of Lender's rights and remedies provided by this Pledge Agreement, the Loan Agreement or any other loan document, or which by law shall be payable by Borrower, expressly including all such costs and expenses incurred by Lender in connection with or during the pendency of any bankruptcy or insolvency proceedings involving Borrower. All such expenses shall be part of the Obligations, and shall be secured by the Accounts. 9. Release. This Pledge Agreement, and Lender's interest in and to any of the Accounts, shall terminate and expire at the first to occur of: (a) the Loan Agreement is 8 terminated according to its terms and all obligations of Borrower thereunder shall have been fully complied with; or (b) Borrower is in full compliance with the requirements of Section 6.11 of the Loan Agreement, at which time the cash collateral will be released to Borrower. Upon such termination of this Pledge Agreement, Lender agrees to take any and all actions as Borrower may reasonably request to evidence such termination. 10. Consent of ADES. ADES consents to the pledge contained herein. 11. Binding Effect. This Pledge Agreement and all obligations of Borrower hereunder shall be binding upon the successors and assigns of Borrower, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its successors and assigns. 12. Miscellaneous. (a) The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. (b) The terms and conditions of this Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns. ( c) This Pledge Agreement may be executed in any number of counterparts, and by Lender, ADES and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement. ( d) This Pledge Agreement is a Loan Document as defined in the Loan Agreement. ( e) This Pledge Agreement and the Loan Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter. (f) This Pledge Agreement, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado. (Signatures on follow page) 9

ADA-ES, INC.,
a Colorado corporation

By: [signature]
Name: Mark H. McKinnies
Title: CFO

ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation

By: [signature]
Name: Mark H. McKinnies
Title: CFO

COBIZ BANK, a Colorado corporation d/b/a COLORADO BUSINESS BANK

By:____________________________
Douglas L. Pogge, Senior Vice President

10

ExhlbitC Form of BORROWER CERTIFICATION With Respect to THIRD WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT In conjunction with the Third Waiver Regarding 2013 Loan and Security Agreement by and among ADA-ES, INC., ADV AN CED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("Third Waiver"), the undersigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation ("Borrower"), hereby certifies to CO BIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("Lender") that no "Principal" of Borrower has been convicted of, or pied no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction. For the purpose of this Certification, "Principal" is deemed to include: (a) each Officer of Borrower; (b) each director of Borrower; (c) the five (5) most highly compensated executives and officers of Borrower; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of Borrower. The undersigned acknowledges Lender is relying upon the truth of the statements set forth in this Borrower Certification to enter into the Third Waiver with Borrower. Dated this 30th day of June 2014. I 1

PLEDGE AGREEMENT (ADA-ES Third Waiver) THIS PLEDGE AGREEMENT ("Pledge Agreement") is made as of the 30th day of June, 2014 (the "Effective Date") by and among ADA-ES, INC., a Colorado corporation ("Borrower"), ADV AN CED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("ADES"), and COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("Lender"). RECITALS A. Borrower and Lender are parties to that certain 2013 Loan and Security Agreement dated as of September 19, 2013, as amended by the First Amendment and Waiver Regarding 2013 Loan and Security Agreement dated as of December 2, 2013, as further amended by a Waiver Letter dated February 7, 2014, a Second Amendment Regarding 2103 Loan and Security Agreement dated as of April 3, 2014 and a Third Waiver Regarding 2013 Loan and Security Agreement dated as of June 30, 2014 (as amended, supplemented, modified and restated from time to time, the "Loan Agreement"). B. Pursuant to the Third Waiver Regarding 2013 Loan and S.ecurity Agreement dated as of June 30, 2014, Borrower has agreed to provide Lender with cash collateral and execute this Pledge Agreement. NOW THEREFORE, in consideration of the premises and covenants made by Borrower and contained in the Third Waiver, Borrower, ADES and Lender agree as follows: AGREEMENTS I. Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings assigned in the Loan Agreement. 2. Pledge. Borrower hereby pledge, assign, hypothecate and grant to Lender as a first lien on, and security interest in, all of Borrower' right, title and interest in and to Account No. 3479315 in the name of Borrower (the "Account"), all interest accruing thereon and all proceeds thereof, including all sums deposited in the Account, and in any other depository or investment account or accounts that contain the proceeds of the Account (the "Collateral"), as security for the prompt and complete payment and performance when due of all of the Obligations. 3. Lender's Rights and Obligations Regarding Accounts. Upon the occurrence of an Event of Default, any amounts held in the Account shall be held and used in accordance with the terms of the Loan Agreement and further, Lender is and shall be entitled to all of the rights, powers and remedies concerning the Collateral afforded a secured party by the Uniform Commercial Code of Colorado, to the extent such law is applicable, and all other remedies available under applicable law, including the right of setoff against the Collateral. DEN-42558-6

4. Representations. Warranties and Covenants of Borrower. Borrower represents and warrants that: (a) no person or persons other than Borrower will have any right, title or interest in and to the Account; (b) Borrower has, full corporate power, authority and legal right to deliver and pledge all of its right, title and interest in and to the Account pursuant to this Pledge Agreement; and ( c) Borrower has not previously pledged any right, title or interest of Borrower in or to the Account, or the proceeds thereof, to any other person or entity. Borrower covenants and agrees that it will defend Lender's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever. 5. Further Assurances. Borrower agrees that, at any time and from time to time upon the written request of Lender, Borrower will execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to effect the purposes of this Pledge Agreement. 6. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 7. No Waiver; Cumulative Remedies. Lender shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Lender, and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any further occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, or shall any single or partial exercise of any right, p,ower or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law. 8. Expenses Secured. Borrower agrees to pay on demand all reasonable costs and expenses, if any (including reasonable counsel, consultant and appraiser fees and expenses), in connection with the exercise and enforcement (whether through negotiations, legal proceedings or otherwise) of Lender's rights and remedies provided by this Pledge Agreement, the Loan Agreement or any other loan document, or which by law shall be payable by Borrower, expressly including all such costs and expenses incurred by Lender in connection with or during the pendency of any bankruptcy or insolvency proceedings involving Borrower. All such expenses shall be part of the Obligations, and shall be secured by the Accounts. 9. . Release. This Pledge Agreement, and Lender's interest in and to any of the Accounts, shall terminate and expire at the fast to occur of: (a) the Loan Agreement is terminated according to its terms and all obligations of Borrower thereunder shall have been fully complied with; or (b) Borrower is in full compliance with the requirements of Section 6.11 of the Loan Agreement, at which time the cash collateral will be released to Borrower. Upon 2 such termination of this Pledge Agreement, Lender agrees to take any and all actions as Borrower may reasonably request to evidence such termination. 10. Consent of ADES. ADES consents to the pledge contained herein. 11. Binding Effect. This Pledge Agreement and all obligations of Borrower hereunder shall be binding upon the successors and assigns of Borrower, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its successors and assigns. 12. Miscellaneous. (a) The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. (b) The te1ms and conditions of this Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns. ( c) This Pledge Agreement may be executed in any number of counterparts, and by Lender, ADES and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement. (d) This Pledge Agreement is a Loan Document as defined in the Loan Agreement. ( e) This Pledge Agreement and the Loan Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter. (f) This Pledge Agreement, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado. (Signatures on follow page) 3

C., a COBIZ BA a Colorado corporation d/b/a COLORADO BUSINES BA'.NK 4

BORROWER CERTIFICATION With Respect to THIRD WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT In coajunction with the Third Waiver Regarding 2013 Loan and Security Agreement by and among ADA-ES, INC., ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("Third Waiver"), the undersigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation ("Borrower"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("Lender") that no "Principal" of Borrower has been convicted of, or pied no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction. For the purpose of this Certification, "Principal" is deemed to include: (a) each Officer of Borrower; (b) each director of Borrower; ( c) the five (5) most highly compensated executives and officers of Borrower; and ( d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of Borrower. The undersigned acknowledges Lender is relying upon the truth of the statements set forth in this Borrower Certification to enter into the Third Waiver with Borrower. Dated this 30th day of June 2014. DEN-42558-0

Colorado Business Bank
CoBiz Financial

821 17th St.
Denver, CO 80202
cobizbank.com

April 22, 2014

Mark H McKinnies
SVP & CFO ADA-ES, Inc.
9135 South Ridgeline BLVD Suite200
Highlands Ranch, CO 80129

Dear Mark,

Colorado Business Bank (referred to herein as the "Bank") and ADA-ES (the "Borrowers") entered into a credit agreement (the "Agreement") dated September 19, 2013 ("Agreement") pursuant to which the Bank extended to the Borrower a $10,000,000 revolving line of credit (the "Loan"). We are hereby notifying you that following review of the Agreement, you failed to meet Section 6.11(a) Financial Information, Annual Financial Statements:

> *As soon as available and in any event within seventy (70) days after the end of Borrower's fiscal year or thirty (30) days after ADES has made its filings with the Securities and Exchange Commission....*

The Bank agrees to waive declaring a default based on this violation of the Agreement and Borrower and Bank agree that this covenant will be amended to deliver yearend financial reporting (12-31-13) to Bank no later than May 31, 2014. The Borrower should not construe the Bank's deferral as establishing any course of dealing or a waive of any of the Bank's rights under the Agreement, promissory notes or other loan documents.
If you have any questions, please contact me (303) 383-1288.

Sincerely,

Douglas L Pogge
Senior Vice President

SECOND AMENDMENT REGARDING 2013 LOAN AND SECURITY AGREEMENT THIS SECOND AMENDMENT REGARDING 2013 LOAN AND SECURITY AGREEMENT ("Second Amendment") is made as of the 3rd day of April 2014 (the "Effective Date") by and among ADA-ES, INC., a Colorado corporation ("Borrower"), ADV AN CED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("ADES"), and COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("Lender"). RECITALS A. Bon·ower, ADES and Lender are parties to that certain 2013 Loan and Security Agreement dated as of September 19, 2013, as amended by the First Agreement and Waiver Regarding 2013 Loan and Security Agreement dated as of December 2, 2013 (as amended, supplemented, modified and restated from time to time, the "Loan Agreement"). B. In accordance with the provisions of the Loan Agreement, Lender has agreed to amend, for the benefit of Borrower, certain terms and conditions contained in the Loan Agreement, as specifically provided herein. C. ADES wishes to provide its consent to the amendments set forth herein. D. Other than as defined in this Second Amendment, all capitalized terms used in this Agreement without definition shall have the meanings given to such terms in the Loan Agreement. NOW THEREFORE, in consideration of the premises and covenants made by Borrower and contained in this Second Amendment and the consent provided given by ADES herein, Lender grants the waivers and agrees to the amendments forth below: 1. Amendment to Section 6.1 l(a). Section 6.1 l(a) is amended and restated, effective as of the Effective Date, to read, in its entirety, as follows: Annual Financial Statements. As soon as available and in any event not later than April 30, 2014, financial statements of Borrower as of the end of such fiscal year, fairly presenting in all material respects Borrower's financial position, respectively, as of such date, which statements shall consist of a balance sheet and related statements of income, retained earnings, and cash flow covering the period of Borrower's immediately preceding fiscal year, all in such detail as Lender may reasonably request, and which financial statements shall be prepared by Borrower and shall be certified to be correct by the president or chief financial officer of Borrower in the form of Exhibit E attached hereto. 2. No Default. Borrower and ADES hereby certify to Lender that, after giving effect to the amendments and waiver provided herein, Borrower is in full compliance with the provisions of the Loan Agreement, and that no Event of Default will occur as a result of the effects of this Second Amendment. 3. Release of Claims. Borrower and ADES hereby release and forever discharge Lender, its affiliates, directors, officers, agents, employees, and attorneys ("Lender Parties") of and from any and all liability, suits, damages, claims, counterclaims, demands, reckonings and causes of action, setoffs and defenses, whether known or unknown, whether arising in law or equity, which any of Borrower or ADES have, now have or may have in the future against Lender Parties by reason of any acts, omissions, causes or things arising out of or in any way related to this Second Amendment or the Loan Agreement existing or accrued as of the date of this Second Amendment. This release shall survive the termination of this Second Amendment. Borrower acknowledges that the foregoing release is a material inducement to Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Lender in agreement to enter into this Second Amendment. 4. Certification. Borrower will execute and deliver to Lender a Certificate in the form of Exhibit A attached hereto. 5. Costs. Borrower will pay Lender's attorneys' fees for preparation of this Second Amendment. 6. Miscellaneous. (a) The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. (b) The terms and conditions of this Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns. ( c) This Second Amendment may be executed in any number of counterparts, and by Lender, ADES and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement. ( d) Except as expressly modified by this Second Amendment, the Loan Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms. (e) This Second Amendment and the Loan Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter. (f) This Second Amendment, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Unifotm Commercial Code as in effect in the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date first above set forth. aC By:--'--'5-~;.-,;w;;,,...,'-'--r-c;;-- N am e :--1-'-L-"""-'=-<-'-'--L.:..J'-'-'-""-'-'-'-''-'-'"""--- Ti tie : __ _,_C'-+~ 'f'P~-------- CO BIZ BANK, a Colorado corporation d/b/a COLORADO BUSINESS BANK By: _____________ _ Douglas L. Pogge, Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date first above set forth. a Colorado corporation d/b/a COLORADO AK

Exhibit A Form of BORROWER CERTIFICATION With Respect to SECOND AMENDMENT REGARDING 2013 LOAN AND SECURITY AGREEMENT The undersigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation, in conjunction with the Second Amendment Regarding 2013 Loan and Security Agreement by and among ADA-ES, INC. ("Borrower"), ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank ("Second Amendment"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK that no "Principal" of Borrower has been convicted of, or pied no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction. For the purpose of this Certification, "Principal" is deemed to include: (a) each Officer of ADA-ES, INC.; (b) each director of ADA-ES, INC.; (c) the five (5) most highly compensated executives and officers of ADA-ES, INC.; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of ADA-ES, INC. The undersigned Borrower acknowledge that CoBiz Bank, a Colorado corporation, d/b/a Colorado Business Bank is relying upon the trnth of the statements set forth in this Borrower Ce1tification to enter into.the Second Amendment with Borrower. Dated this_ day of April 2014. ADA-ES, INC., a Colorado corporation By: ~~~~~~~~~~~~~- Name: ~~~~~~~~~~~~ Title: ~~~~~~~~~~~~~-

BORROWER CERTIFICATION With Respect to SECOND AMENDMENT REGARDING 2013 LOAN AND SECURITY AGREEMENT The undersigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation, in conjunction with the Se5ond Amendment Regarding 2013 Loan and Security Agreement by and among ADA-ES, INC. ("Borrower"), ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank ("Second Amendment"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK that no "Principal" of Borrower has been convicted of, or pied no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction. For the purpose of this Certification, "Principal" is deemed to include: (a) each Officer of ADA-ES, INC.; (b) each director of ADA-ES, INC.; (c) the five (5) most highly compensated executives and officers of ADA-ES, INC.; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of ADA-ES, INC. The undersigned Borrower acknowledge that CoBiz Bank, a Colorado corporation, d/b/a Colorado Business Bank is relying upon the truth of the statements set fo1th in this Borrower Certification to enter into the Second Amendment with Borrower. ),./,, Dated this3o day of June 2014. on DEC-1774671-1

Colorado Business Bank
CoBiz Financial

February 7, 2014

ADA-ES, INC.
Office of CFO
9135 South Ridgeline Blvd, Suite 200
Highlands Ranch, CO 80129

821 17th St.
Denver, CO 80202
cobizbank.com

ADVANCED EMISSIONS SOLUTIONS, INC.
Office of CFO
9135 South Ridgeline Blvd, Suite 200
Highlands Ranch, CO 80129

Fortis Law Partners, LLC
1900 Wazee Street, Suite 300
Denver, Colorado 80202

Re: Member Agreement re Guaranty of Clean Coal Solutions LLC draft dated January 25, 2014

Dear Ladies and Gentlemen:

Cobiz Bank, a Colorado corporation d/b/a Colorado Business Bank (the "**Bank**"), is willing to waive, upon the terms and conditions contained herein, any violation of the 2013 Revolving Loan and Security Agreement between ADA-ES, INC., Advanced Emissions Solutions, Inc. and the Bank (as amended from time to time, the "**Credit Agreement**") which is created by the transaction contemplated by the draft of the agreement referenced above ("**Transaction**") upon the following terms and conditions:

1. ADA-ES, Inc. and Advanced Emissions Solutions, Inc. agree to amend the documents between themselves and the Bank to accommodate the Transaction; and

2. All documentation is completed and executed within 30 days.

COBIZ BANK, a Colorado corporation d/b/a
COLORADO BUSINESS BANK

By: [signature]
Douglas L. Pogge, Senior Vice President

DEC-1774055-1

Agreed and Accepted:

ADA-ES, INC.,
a Colorado corporation

By: [signature]
Name: Michael D. Durham
Title: CEO

ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation

By: [signature]
Name: Michael D. Durham
Title: CEO

DEC-1774055-1

FIRST AMENDMENT AND WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT THIS FIRST AMENDMENT AND WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT (“First Amendment”) is made as of the 2nd day of December, 2013 (the "Effective Date") by and among ADA-ES, INC., a Colorado corporation (“Borrower”), ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (“ADES”), and COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK (“Lender”). RECITALS A. Borrower and Lender are parties to that certain 2013 Loan and Security Agreement dated as of September 19, 2013 (as amended, supplemented, modified and restated from time to time, the “Loan Agreement”). B. In accordance with the provisions of the Loan Agreement, on November 7, 2013, Lender granted Borrower a waiver as to Borrower’s compliance with the minimum tangible net worth requirement contained in the Loan Agreement. B. In accordance with the provisions of the Loan Agreement, Lender has agreed to amend or waive, for the benefit of Borrower, certain terms and conditions contained in the Loan Agreement, as specifically provided herein. C. ADES wishes to provide its consent to the amendments and waiver set forth herein. D. Other than as defined in this First Amendment, all capitalized terms used in this Agreement without definition shall have the meanings given to such terms in the Loan Agreement. NOW THEREFORE, in consideration of the premises and covenants made by Borrower and contained in this First Amendment and the consent provided given by ADES herein, Lender grants the waivers and agrees to the amendments forth below: 1. Waiver for RCM6 Transaction. With respect to the transaction (“RCM6 Transaction”) described in the letter dated December 2, 2013 from Mark H. McKinnies, Senior Vice President and CFO of Borrower, to Doug Pogge, Senior Vice President of Lender,(a copy of which letter is attached hereto as Exhibit A), Lender waives the violations of Sections 7.3(b) and Section 7.3(d) of the Loan Agreement which would occur upon completion of the RCM6 Transaction and subsequent capital contributions contemplated thereby. 2. Amendment to Tangible Equity Covenant. Section 6.13 is amended and restated, effective for the fiscal quarter ending December 31, 2013 and all subsequent quarters, to read, in its entirety, as follows: DEC-1769079-1

Tangible Equity Covenant. ADES shall maintain a minimum tangible equity, calculated as set forth on Exhibit F attached hereto, of not less than Twenty Five Million and no/100 Dollars ($25,000,000.00), measured quarterly as of the end of each calendar quarter. 3. Amendment to Exhibit F. Exhibit F to the Loan Agreement is amended and restated, effective for the fiscal quarter ending December 31, 2013 and all subsequent quarters, to read, in its entirety, as attached hereto as Exhibit B. 4. Definition of “Borrowing Base”. The definition of Borrowing Base is amended and restated, effective immediately, to read, in its entirety, as follows: “Borrowing Base” means, as of any date, ninety percent (90%) of the net present value, applying a ten percent (10%) discount rate, of the fixed payments due to Borrower by CCS as the result of the AECI Leases. 5. Amendment to Exhibit C. Exhibit C to the Loan Agreement is amended and restated, effective immediately, to read, in its entirety, as attached hereto as Exhibit C. 6. No Default. Borrower and ADES hereby certify to Lender that, after giving effect to the amendments and waiver provided herein, Borrower is in full compliance with the provisions of the Loan Agreement, and that no Event of Default will occur as a result of the effects of this First Amendment. 7. Release of Claims. Borrower and ADES hereby release and forever discharge Lender, its affiliates, directors, officers, agents, employees, and attorneys ("Lender Parties") of and from any and all liability, suits, damages, claims, counterclaims, demands, reckonings and causes of action, setoffs and defenses, whether known or unknown, whether arising in law or equity, which any of Borrower or ADES have, now have or may have in the future against Lender Parties by reason of any acts, omissions, causes or things arising out of or in any way related to this First Amendment or the Loan Agreement existing or accrued as of the date of this First Amendment. This release shall survive the termination of this First Amendment. Borrower acknowledges that the foregoing release is a material inducement to Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Lender in agreement to enter into this First Amendment. 8. Certification. Borrower will execute and deliver to Lender a Certificate in the form of Exhibit D attached hereto. 9. Costs. Borrower will pay Lender's attorneys' fees for preparation of this First Amendment. 10. Miscellaneous. (a) The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. 2

(b) The terms and conditions of this First Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns. (c) This First Amendment may be executed in any number of counterparts, and by Lender, ADES and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement. (d) Except as expressly modified by this First Amendment, the Loan Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms. (e) This First Amendment and the Loan Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter. (f) This First Amendment, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado. IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the date first above set forth. (Signatures on follow page) 3

ADA-ES, INC., a Colorado corporation By: Name: Title: ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation By: Name: Title: COBIZ BANK, a Colorado corporation d/b/a COLORADO BUSINESS BANK By: Douglas L. Pogge, Senior Vice President 4

Exhibit A Letter of December 2, 2013 5

Exhibit B Form of EXHIBIT F FORM OF COMPLIANCE CERTIFICATE ADA-ES, INC., a Colorado corporation (“Borrower”), and ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (“ADES”), hereby certify to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK (“Lender”) pursuant to the 2013 Loan and Security Agreement by and among Borrower, ADES and Lender (as amended, modified, supplemented and restated from time to time, the “Loan Agreement”), that: A. General. 1. Capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement. 2. Borrower has materially complied with all the terms, covenants and conditions to be performed or observed by Borrower contained in the Loan Agreement and the Loan Documents. 3. Neither on the date hereof nor, if applicable, after giving effect to any Advance made under the Loan Agreement on the date hereof, does there exist an Event of Default. B. Financial Covenants (All numbers must be taken from the most recent 10 K or 10-Q filed by ADES with the Securities and Exchange Commission.) 1. Calculation of Liquidity Covenant: A. Cash and Marketable Securities held by ADES B. Amount of Cash and Marketable Securities pledged by ADES to parties other than Lender C. Amount of Letters of Credit issued by parties other than Lender which are not secured by the Cash and Marketable Securities covered in B. D. Total of B and C E. A less D F. Six Million and No/100 Dollars ($6,000,000.00) G. Eighty Percent (80%) of the amount outstanding under the Secured Line H. The greater of F or G I. Amount by which E exceeds (is less than) H 2. Calculation of Tangible Equity Covenant A. Shareholders’ Equity B. Temporary Equity 6

C. ADES’s forty two and one half percent (42.5%) interest in Clean Coal Solutions, LLC current revenues and long term deferred revenues D. A plus B plus C E. Good Will and Intangibles F. D minus E G. Twenty Five Million and No/100 Dollars ($25,000,000.00) H. Amount by which F exceeds (is less than) G IN WITNESS WHEREOF, Borrower and ADES have executed and delivered this Compliance Certificate in the name of and on behalf of Borrower on ______________ _____, 20___. ADES, INC., a Delaware corporation By: Name: Title: ADVANCED EMISSIONS SOLUTIONS, INC., a Colorado corporation By: Name: Title: 7

Exhibit C Form of EXHIBIT C FORM OF BORROWING BASE CERTIFICATE As of the period ending ________________ ____, 20____ This Certificate is made and dated as of ______________ ____, 20___ and is submitted by ADA-ES, INC., a Colorado corporation, in accordance with the 2013 Loan and Security Agreement by and among ADA-ES, INC., ADVANCED EMISSIONS SOLUTIONS, INC., and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank (as amended, modified, supplemented and restated from time to time, the “Loan Agreement”). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Loan Agreement. The undersigned hereby certifies to Lender that the undersigned is familiar with the following financial information, which has been taken from Borrower’s books and records, which are complete and accurate, and the following calculations on the Borrowing Base and the remaining amount under the Borrowing Base are true and correct. BORROWING BASE (All numbers must be taken from the most recent 10-K or 10-Q filed by ADES with the Securities and Exchange Commission.) A. Fixed payments due to Borrower on the AECI Leases B. Balance in A discounted to present value using a discount factor of ten percent (10%) C. Ninety percent (90%) of B D. Current Secured Line Balance E. Excess/(Deficit) Borrowing Base (C minus D) F. One Hundred Fifty Percent (150%) of E G. Current Value of Collateral in which Lender has a first priority security interest ADA-ES, INC., a Colorado corporation By: Name: Title: 8

Exhibit D Form of BORROWER CERTIFICATION With Respect to FIRST AMENDMENT AND WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT The undersigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation, in conjunction with the First Amendment and Waiver Regarding 2013 Loan and Security Agreement by and among ADA-ES, INC. (“Borrower”), ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank (“First Amendment”), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK that no “Principal” of Borrower has been convicted of, or pled no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction. For the purpose of this Certification, “Principal” is deemed to include: (a) each Officer of ADA-ES, INC.; (b) each director of ADA-ES, INC.; (c) the five (5) most highly compensated executives and officers of ADA-ES, INC.; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of ADA-ES, INC. The undersigned Borrower acknowledge that CoBiz Bank, a Colorado corporation, d/b/a Colorado Business Bank is relying upon the truth of the statements set forth in this Borrower Certification to enter into the First Amendment with Borrower. Dated this 2nd day of December 2013. ADA-ES, INC., a Colorado corporation By: Name: Title: 9

ADA-ES, INC., a Colorado corporation By: ____________ _ Name: -------------Title: ____________ _ ADV AN CED EMISSIONS SOLUTIONS, INC., a Delaware corporation By: ____________ _ Name: ____________ _ Title: ____________ _ COBIUl'l:AN!K, a Colorado corporation d/b/a COLORADO BUS K 4

ADA-ES, INC.,
a Colorado corporation

By:__________________________________
Name: Mark H. McKinnies
Title: CFO

ADVANCED EMISSIONS SOLUTIONS, INC., a
Delaware corporation

By:__________________________________
Name: Mark H. McKinnies
Title: SVP + CFO

COBIZ BANK, a Colorado corporation d/b/a COLORADO
BUSINESS BANK

By:__________________________________
Douglas L. Pogge, Senior Vice President

4

2013 LOAN AND SECURITY AGREEMENT BETWEEN AND AMONG ADA-ES, INC., AS BORROWER, ADV AN CED EMISSIONS SOLUTIONS, INC., AS GUARANTOR, AND CO BIZ BANK, A COLORADO CORPORATION, D/B/A COLORADO BUSINESS BANK, AS LENDER DEC-1770697-10

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS 1

1.1 Defined Terms 1
1.2 Accounting Terms 6
1.3 Computation of Time Periods 6

ARTICLE II TERMS OF BORROWING SECURED LINE 6

2.1 Secured Line 6
2.2 Limits on Commitment 6
2.3 Promissory Note 6
2.4 Repayment of Principal 6
2.5 Interest; Interest Elections 6
2.6 Requests for Advances 7
2.7 Collateral 7
2.8 Security Interest 7
2.9 Further Assurances 7
2.10 Lien Perfection 8
2.11 Letter of Credit Facility 8
2.12 Application of Payments 10
2.13 Borrowing Base Deficiencies 10

ARTICLE III FEES AND PAYMENT CONVENTIONS 10

3.1 Default Interest 10
3.2 Promise to Pay Fees 10
3.3 Computation of Interest and Fees 11

ARTICLE IV CONDITIONS PRECEDENT 11

4.1 Conditions Precedent to Advances 11
4.2 Conditions Precedent to All Advances 12

ARTICLE V REPRESENTATIONS AND WARRANTIES 12

5.1 Existence 12
5.2 Capacity 13
5.3 Place of Business 13
5.4 Financial Condition 13
5.5 Taxes 13
5.6 Litigation 14
5.7 Validity of Loan Documents 14
5.8 No Consent or Filing 14
5.9 No Violations 14
5.10 Contingent Liabilities 14
5.11 Compliance With Laws 14
5.12 Licenses, Permits, Etc 15
5.13 Accurate Information 15

DEC-1770697-10

i

AR TIC LE VI AFFIRMATIVE COVENANTS ........................................................................... 15 6.1 Taxes ..................................................................................................................... 15 6.2 Litigation ............................................................................................................... 15 6.3 Good Standing; Business ...................................................................................... 15 6.4 Compliance with Environmental Laws ................................................................. 16 6.5 Notice of Noncompliance ..................................................................................... 16 6.6 Insurance ............................................................................................................... 16 6.7 Insurance Reports .................................................................................................. 16 6.8 Compliance With Laws and Contractual Obligations .......................................... 17 6.9 Maintenance of Property ....................................................................................... 17 6.10 Licenses, Permits, Etc ........................................................................................... 17 6.11 Financial Information ............................................................................................ 17 6.12 Liquidity Covenant ............................................................................................... 18 6.13 Tangible Equity Covenant .................................................................................... 18 6.14 First Lien on Collateral ......................................................................................... 18 ARTICLE VII NEGATIVE COVENANTS ................................................................................. 19 7 .1 Borrowed Money .................................................................................................. 19 7 .2 Security Interest and Other Encumbrances ........................................................... 19 7 .3 Mergers, Consolidations, Sales or Acquisitions ................................................... 19 7.4 Investments and Advances .................................................................................... 19 7.5 Guaranties Other than Permitted Guaranties ........................................................ 20 7.6 Change of Name or Domicile ............................................................................... 20 7. 7 Disposition of Collateral ....................................................................................... 20 7.8 No Violations ........................................................................................................ 20 7.9 Capitalization ........................................................................................................ 20 ARTICLE VIII DEFAULT AND REMEDIES ............................................................................ 20 8 .1 Default ................................................................................................................... 21 8.2 Remedies ............................................................................................................... 22 8.3 Possession of Collateral; Standard of Care ........................................................... 22 8.4 Lender Appointed Attorney-in-Fact ..................................................................... 22 ARTICLE IX INDEMNIFICATION ........................................................................................... 23 9 .1 Indemnification by Borrower ................................................................................ 23 9 .2 Indemnification Procedure .................................................................................... 23 9.3 Limitation on Indemnification .............................................................................. 24 9.4 Survival ................................................................................................................. 24 ARTICLE X MISCELLANEOUS ............................................................................................... 24 10.1 Expenses ............................................................................................................... 24 10.2 Lender's Consents, Waivers and Amendments .................................................... 24 10.3 Performance Of Borrower's Duties ...................................................................... 24 10.4 Waiver By Borrower ............................................................................................. 24 10.5 Seto ff. .................................................................................................................... 25 10.6 Assignment ........................................................................................................... 25 10.7 Successors and Assigns ......................................................................................... 25 DEC-1770697-10 11

10.8 Modification, Waiver ............................................................................................ 25 10.9 Counterparts .......................................................................................................... 25 10.10 Termination ....................................................................................................... 25 10.11 Further Assurances ............................................................................................ 26 10.12 Headings ........................................................................................................... 26 10.13 Cumulative Security Interest, Etc ..................................................................... 26 10.14 Lender's Duties ................................................................................................. 26 10.15 Notices Generally .............................................................................................. 26 10.16 Severability ....................................................................................................... 26 10.17 Inconsistent Provisions ..................................................................................... 27 10.18 Entire Agreement .............................................................................................. 27 10.19 Consent To Jurisdiction .................................................................................... 27 10.20 Jury Trial Waiver .............................................................................................. 27 10.21 No Oral Agreements ......................................................................................... 27 10.22 Release of Claims ............................................................................................. 27 10.23 Applicable Law ................................................................................................. 28 EXHIBIT A FORM OF PROMISSORY NOTE .......................................................................... 29 EXHIBIT B FORM OF PROPOSED BORROWING REQUEST .............................................. 31 EXHIBIT C FORM OF BORROWING BASE CERTIFICATE ................................................. 33 EXHIBIT D FORM OF BORROWER CERTIFICATE .............................................................. 34 EXHIBIT E FORM OF FINANCIAL STATEMENT CERTIFICATION .................................. 35 EXHIBIT F FORM OF COMPLIANCE CERTIFICATE ........................................................... 36 EXHIBIT G FORM OF GUARANTY ......................................................................................... 38 DEC-1770697-10 111

2013 LOAN AND SECURITY AGREEMENT This 2013 LOAN AND SECURITY AGREEMENT (as it may be amended, modified, supplemented and restated from time to time, this "Agreement") is made and dated as of September 19, 2013, by and among ADA-ES, INC., a Colorado corporation ("Borrower"), ADV AN CED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("ADES"), and COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("Lender"). RECITALS A. Borrower and Lender wish to enter into this Agreement whereby Lender will make available to Borrower a secured line of credit in the amount of the Maximum Secured Line upon and subject to the terms and conditions set forth in this Agreement. B. ADES is a publicly traded corporation and owns one hundred percent (100%) of the stock of Borrower. NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained in this Agreement, the parties hereto agree as follows: ARTICLE I DEFINITIONS 1.1 Defined Terms. As used in this Agreement and in the recitals hereto, the following terms shall have the following respective meanings (such terms to be equally applicable to both the singular and plural forms of the terms defined): "Accounts" means all income, revenues, rents, issues and profits, and rights to payment of money to the extent paid, distributed or owed to or acquired by Borrower in accordance with the CCS membership and operating agreements related to: (a) the tax credit income received by CCS for the AECI Leases; (b) the rent payments made by Goldman Sach's Affiliate, GS RC Investments LLC ("GS RC") to AEC-NM, LLC and AEC-TH, LLC pursuant to the AECI Leases; and (c) the guaranty dated March 8, 2013 from The Goldman Sachs Group, Inc. to each of AEC-NM, LLC and AEC-TH, LLC (the "GS Guaranty"), whether now existing or hereafter arising. "Advances" means advances of funds from Lender to Borrower pursuant to the terms of this Agreement. "ADES" is defined in the preface hereof. "ADES Guaranty" means the guaranty of Borrower's obligations hereunder provided by ADES in the form of Exhibit G attached hereto. DEC-1770697-10 1

"AEC-NM, LLC" means the Colorado limited liability company wholly owned by CCS. AEC-NM, LLC owns and leases the equipment comprising the refined coal production facility operating at the New Madrid Power Plant owned by Associated Electric Cooperative, Inc. "AEC-TH, LLC" means the Colorado limited liability company wholly owned by CCS. AEC-TH, LLC owns and leases the equipment comprising the refined coal production facility operating at the Thomas Hill Power Plant owned by Associated Electric Cooperative, Inc. "AECI Leases" means the rights and responsibilities of the parties to the NM Lease, the NM Exchange Agreement, the TH Lease and the TH Exchange Agreement as set forth therein including the obligations of the parties to pay costs and the right to receive tax credit revenue and rental payments in accordance with those Agreements. "Affiliate" means with respect to Borrower, CCS (including CCS subsidiaries) and CCSS, BCSI, LLC, and any Person controlling Borrower, controlled by Borrower or under common control with Borrower. "Borrower" is defined in the initial paragraph hereof. "Agreement" is defined in the Preface hereof. "Authorized Signer" means, with respect to Borrower, one of Michael D. Durham, Mark McKinnies, C. Jean Bustard, and Jonathan Lagarenne and such other Persons each of whom shall be designated from time to time in a writing delivered to Lender by any Authorized Signer; and with respect to Lender, any vice president or any assistant vice president of Lender. "Base Rate" means the Prime Rate plus one percent ( 1% ), but never less than five (5.00%). "BCSI, LLC" is a one hundred percent (100%) owned subsidiary of ADES. "Borrowing Base" means, as of any date, the sum of: (a) ninety percent (90%) of the net present value, applying a ten percent ( 10%) discount rate, of the fixed payments due to Borrower by CCS as the result of the AECI Leases; and (b) eighty percent (80%) of the net present value, applying a ten percent (10%) discount rate, of the contingent payments due to Borrower by CCS as the result of the AECI Leases with the expected amount calculated as shown on the Borrower Base Certificate last delivered to Lender by Borrower. "Borrowing Base Certificate" means a certificate or certificates showing the calculation of the Borrowing Base executed by an Authorized Signer in the form attached hereto as Exhibit C, or such other form or forms as may be mutually agreed upon by Lender and Borrower from time to time. DEC-1770697-10 2

"Borrowing Base Deficiency" means, as of any date, the amount, if any, by which the Borrowing Base as of such date is less than the Secured Line Balance as of such date. "Borrower" is defined in the Preface hereof. "Business Day" means a day, other than a Saturday, Sunday or other day, on which banks are open for business in New York, New York. "CCS" is defined as Clean Coal Solutions, LLC, a Colorado limited liability company, of which Borrower owns forty two and one half percent (42.5%) of the membership interests. "CCSS" is defined as Clean Coal Solutions Services, LLC, a Colorado limited liability company, of which Borrower owns fifty percent (50%) of the membership interests. "Claim" is defined in Section 9.2 hereof. "Collateral" is defined in Section 2.8 hereof. "Default Rate" means a rate of interest per annum that shall be for ten (10) percentage points above the Base Rate then in effect. "Event of Default" means any one or more of the events described in Section 8.1 hereof. "GAAP" means those financial accounting principles generally accepted in the United States of America. "GS RC" is defined in the definition of "Accounts". "GS Guaranty" is defined in the definition of "Accounts". "Indebtedness" means all outstanding amounts evidenced by the Promissory Note, secured by the Security Interests described in Section 2.8 hereof, together with all other amounts due, or which may become due, including but not limited to interest, under this Agreement or any of the Loan Documents. "Indemnified Liabilities" is defined in Paragraph 9 .1 hereof. "Indemnified Parties" is defined in Section 9.1 hereof. "Interest Payment Date" shall mean the first (1st) day of each month, or the first Business Day immediately thereafter, beginning on October 20, 2013. "Lender" is defined in the Preface hereof. "Lender Parties" is defined in Section 10.22 hereof. "Loan Documents" means this Agreement, the Promissory Note, and all other agreements and documents, now or hereafter required to be executed by Borrower or ADES in favor of Lender and related to the Secured Line. DEC-1770697-10 3

"Material Adverse Effect" means any event that has materially adversely affected: (a) the financial condition or business operations of Borrower; (b) the validity or enforceability of any material portion of the Collateral or Loan Documents; or (c) the ability of Borrower to perform its material obligations under this Agreement. "Maximum Secured Line" is defined in Section 2.1 hereof. "NM Lease" means the Amended and Restated Equipment Lease (New Madrid) between GS RC and AEC-NM, LLC dated March 8, 2013. "NM Exchange Agreement" means the Exchange Agreement dated as of November 21, 2011, as amended on March 8, 2013, between CCS, AEC-NM, LLC and GS RC. "Obligations" means all Advances, debts, liabilities, obligations, covenants and duties owing, arising, due or payable from Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, that arise under this Agreement or any of the other Loan Documents, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however evidenced or acquired. The term includes, without limitation, all principal, interest, any other sums chargeable to Borrower under any of the Loan Documents, and all costs and expenses of any kind and nature incurred by Lender in the administration or enforcement of this Agreement or any of the other Loan Documents, including, without limitation, all attorneys' fees, consultants' fees, appraisal fees and costs, receivers' fees, and all costs and expenses incurred by Lender in protecting its interest in any Collateral. "Permitted Guaranties" means: (a) Borrower's Limited Guaranty dated November 21, 2011 with regard to the obligations of AEC-NM, LLC; (b) Borrower's Limited Guaranty dated December 15, 2011 with regard to the obligations of AEC-TH, LLC; (each of (a) and (b) is a continuing Borrower obligation in support of the AECI Leases), and include any amendments, extensions or replacements thereto ,provided that Borrower has furnished Lender with a copy of each such amendment, extension or replacements; (c) Each of Borrower's Guaranty Agreements dated August 30, 2012 with regard to Borrower Affiliate, BCSI, LLC's, obligations under the each of the Goodwill Promissory Note and the Non-Compete Promissory Note both dated August 30, 2012 and payable to William R. Caputo, including any amendments, extensions or replacements thereto, provided that Borrower furnishes Lender with a copy of each amendment, extension or replacement thereto; and DEC-1770697-10 4

( d) any other agreements of Borrower to guarantee the obligations of a Borrower Affiliate in the ordinary course of that Borrower Affiliate's business provided that Borrower has furnished Lender with a copy of each such agreement and any amendments, extensions or replacements thereto. "Person" means any natural person, corporation, partnership, corporation, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity. "Potential Default" means any one or more of the events described in Section 8.1 hereof which but for the giving of notice or passage of time or both would be an Event of Default. "Prime Rate" means the rate of interest per annum which is most recently announced by the Wall Street Journal as the "prime lending rate,'' which may be a rate at, above or below the rate or rates at which Lender lends to other Persons and is not necessarily the lowest rate charged by Lender on commercial loans. For purposes of determining any interest rate hereunder or under the Promissory Note which is based on the Prime Rate, such interest rate shall change as, when and on the calendar day on which the Prime Rate changes. "Promissory Note" is defined in Section 2.3 hereof. "Secured Line" is defined in Section 2.1 hereof. "Secured Line Balance" means, as of any date, the outstanding principal balance of the Secured Line as of such date. "Secured Line Termination Date" means September 20, 2014, or such earlier date as may occur pursuant to Section 8.2 hereof. "Security Interests" is defined in Section 2.8 hereof. "Settlement Agreements" is defined in Section 5.6 hereof. "TH Lease" means the Amended and Restated Equipment Lease (Thomas Hill) between GS RC and AEC-TH, LLC dated March 8, 2013. "TH Exchange Agreement" means the Exchange Agreement dated as of December 15, 2011 and amended on March 8, 2013 between CCS, AEC-NM, LLC and GS RC. "Trigger Date" means that date which is ten (10) Business Days after the date Borrower submits a Borrowing Base Certificate to Lender which indicates that there is a Borrowing Base Deficiency. "UCC" means the Uniform Commercial Code as adopted in the State of Colorado from time to time. DEC-1770697-10 5

1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to later specified date the word "from" means "from and including" and the words "to" and "until" mean "to but excluding." ARTICLE II TERMS OF BORROWING SECURED LINE 2.1 Secured Line. (a) Subject to the following terms, conditions and limitations, Lender agrees to make available to Borrower a line of credit (the "Secured Line") in the maximum aggregate principal amount of Ten Million and Noll 00 Dollars ($10,000.000.00) (the "Maximum Secured Line"). (b) The aggregate outstanding principal balances of all Advances hereunder may not exceed the Maximum Secured Line. ( c) Amounts borrowed under the Secured Line may be repaid prior to the Secured Line Termination Date without penalty. ( d) Borrower shall be permitted to reborrow hereunder. 2.2 Limits on Commitment. Lender's commitment to make Advances hereunder is subject to the conditions in Article IV below and the following limitations: (a) Lender's commitment to lend hereunder shall terminate on the Secured Line Termination Date; and (b) Lender shall not be obligated to make any Advance if an Event of Default or a Potential Default has occurred and has not been cured by Borrower or waived by Lender. 2.3 Promissory Note. Borrower's indebtedness to Lender for amounts borrowed under the Secured Line and for interest accrued thereon shall be evidenced by and be payable according to the terms of Borrower's promissory note to Lender, in the form attached hereto as Exhibit A, in the principal amount of the Maximum Secured Line (the "Promissory Note") and any extensions or renewals thereof. 2.4 Repayment of Principal. Borrower agrees to repay all Advances made hereunder in accordance with the terms hereof. The Secured Line Balance will be due and payable in full on the Secured Line Termination Date, subject to acceleration in accordance with Section 8.2(b ). 2.5 Interest; Interest Elections. Interest will accrue on the daily outstanding Secured Line Balance at a rate per annum equal at all times to the Base Rate in effect from time to time, which will change when and as the Base Rate changes. Borrower agree to pay interest: DEC-1770697-10 6

(a) on that portion of the Secured Line Balance accruing at the Base Rate in arrears monthly and from time to time on each Interest Payment Date (and with respect to the Interest Payment Date which is October 20, 2013, all interest accrued from the date of the first Advance through that Interest Payment Date); (b) on the Secured Line Termination Date; and (c) on demand after such Secured Line Termination Date. 2.6 Requests for Advances. Borrower shall request an Advance hereunder not later than 12:00 p.m. Denver, Colorado time on the date (which shall be a Business Day) such Advance is to be made. Each such request shall be effective upon receipt by Lender, shall be in writing in the form attached as Exhibit B hereto as a Borrowing Notice (which shall include a Borrowing Base Certificate), and shall be given by: (a) an Authorized Signer; or (b) a Person whom Lender reasonably believes to be an Authorized Signer or a designated agent. Each such notice of borrowing shall be irrevocable and shall be deemed a representation by Borrower that all conditions precedent to such borrowing have been satisfied. 2.7 Collateral. The repayment of all of Borrower's indebtedness to Lender under the Secured Line shall be secured by first priority security interests (the "Security Interests") in all of Borrower's rights in or to the Collateral. 2.8 Security Interest. As security for the payment of the Obligations, now existing or in the future incurred, and including any extensions or renewals or changes in form of the Secured Line, and all costs and expenses of collection, including, without limitation, attorneys' fees, Borrower hereby grants to Lender a Security Interest in and a lien upon the assets of Borrower listed below in, to, or under which Borrower now has or hereafter acquires any right, title or interest, whether present, future, or contingent (collectively, the "Collateral"),as follows:: (a) All of Borrower's Accounts; (b) All contracts, agreements, leases, and other documents associated with the AECI Leases to the extent they evidence the Accounts ; ( c) The GS Guaranty to the extent it relates to the Accounts; and ( d) All proceeds, products, replacements, or substitutions of any of the foregoing, in any form, including all proceeds received, due or to become due from any sale, exchange or other disposition thereof, whether such proceeds are cash or non-cash in nature, and whether represented by checks, drafts, promissory note or other instruments for the payment of money. Borrower shall report on the amount of Collateral on each Borrowing Base Certificate. 2.9 Further Assurances. At Lender's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Lender any additional documents, instruments and agreements deemed necessary by Lender to give effect to or carry out the terms or intent of Section 2.8 hereof or any other provision of the Loan Documents. Without limiting the DEC-1770697-10 7 foregoing, Borrower shall execute, for the benefit of Lender, such security agreements as Lender may require with respect to the security interest granted in Section 2.8 hereof. 2.10 Lien Perfection. Borrower acknowledge that Lender shall file and/or record such UCC financing statements and other documents Lender requires in order to perfect Lender's lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's lien upon the Collateral. Borrower authorizes Lender to file any such financing statements. Borrower agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper and instruments not delivered to Lender for possession by Lender. When the Indebtedness has been paid in full after the Agreement has been terminated, Lender shall release all liens upon the Collateral and shall file and/or record such documents as are required to evidence such release in a timely manner and provide Borrower with evidence of such release. 2.11 Letter of Credit Facility. (a) Subject to the terms and conditions of this Agreement and the other Loan Documents, the Secured Line may be utilized, upon request of Borrower, in addition to the Advances, for the issuance of Letters of Credit by Lender provided, however, that in no event shall: (i) the aggregate amount of the Letters of Credit, plus the aggregate principal amount of all Advances then outstanding, exceed at any time the Borrower Base; (ii) the expiration date of any Letter of Credit extend beyond the Maturity Date; (iii) Lender be obligated to issue any Letter of Credit at any time while there then exists and is continuing any Default or Event of Default; nor (iv) any Letter of Credit be issued in a currency other than United States Dollars nor at a tenor other than sight. (b) Whenever Borrower requires the issuance of a Letter of Credit Borrower shall give Lender at least three (3) Business Days' written notice. The Letter of Credit request shall be accompanied by documentation describing in reasonable detail the proposed terms, conditions and format of the Letter of Credit to be issued, and the Letter of Credit request shall be accompanied by Lender's form of application. If there is any conflict between the terms and provisions of the Agreement and the terms and conditions of any application, the terms and conditions of this Agreement shall govern and control. ( c) The fee for Letters of Credit issued by Lender in the ordinary course of Borrower's business shall be two percent (2.00%) of the face amount of each Letter of Credit per year. If a Letter of Credit is issued by another bank, at Lender's arrangement, DEC-1770697-10 8 the fee for any such third party bank Letters of Credit shall be two and one half percent (2.50%) of the face amount of each Letter of Credit per year. ( d) On each date during the period commencing with the issuance by Lender of a Letter of Credit and until that Letter of Credit shall have expired or been terminated, the Loan shall be deemed to be utilized for all purposes hereof in an amount equal to the principal face amount of the Letter of Credit (after reductions for any payments or reimbursements made by Borrower to Lender under the Letter of Credit following any drawings by any beneficiary under the Letter of Credit), it being understood that no such drawings under the Letter of Credit shall have the effect of increasing the principal amount advanced on the Loan beyond the principal face amount of the Letter of Credit. ( e) In the event Lender has determined to honor a drawing under a Letter of Credit, Lender shall promptly notify Borrower of the amount paid by Lender and the date on which such payment is to be made to such beneficiary. Borrower hereby unconditionally agrees to pay and reimburse Lender for the amount of payment under the Letter of Credit, together with interest thereon at a rate per annum equal to the Base Rate in effect from time to time, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, from the date payment was made to such beneficiary to the date on which payment is due to Lender, such payment to be made to Lender no later than the first Business Day after the date on which Borrower receives such notice from Lender. Any payment due from Borrower with respect to the Letter of Credit not paid on the required date shall thereafter bear interest at the Default Rate. (f) Notwithstanding the foregoing, Lender shall not be under any obligation to issue any Letter of Credit if at the time of such issuance, any order, judgment or decree of any governmental authority or agency or arbitrator shall purport by its terms to enjoin a restraining Lender from issuing a Letter of Credit or any statute, law, rule, regulation or other legal requirement applicable to Lender or any request or directive (whether or not having the force of law) from any such governmental authority or agency shall prohibit the issuance ofletters of credit generally or the Letter of Credit in particular or shall impose upon Lender with respect to the Letter of Credit any restriction or reserve or capital requirement (for which Lender is not otherwise compensated) not in effect on the date of closing of the Loan. (g) The obligations of Borrower under this Agreement and any other Loan Documents to reimburse Lender for drawing under a Letter of Credit, and to repay any drawing under a Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Loan Agreement and each other Loan Document and regardless of any and all circumstances, including the following: (i) any lack of validity or enforceability of this Agreement or any other Loan Document; (ii) the existence of any claims, setoff, defense or other right that Borrower may have at any time against any beneficiary or transferee of any Letter of Credit (or any person for whom any such beneficiary or such transferee may be acting), Lender or any other person, whether in connection with this Loan Agreement, the transactions contemplated hereby, or by the Loan Documents or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid DEC-1770697-10 9 or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make the drawing under any Letter of Credit; or any defense based upon the failure of any drawing under a Letter of Credit to confonn to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing; or (iv) any other circumstance happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge from, Borrower. To the extent that any provision of any Letter of Credit is inconsistent with the provisions of this Section, the provisions of this Section shall govern and control. (h) If any Letter of Credit is issued with an expiration date which is later than the Secured Line Termination Date, then this Agreement will remain in full force and effect as to all amounts outstanding hereunder including the amount of any outstanding Letter of Credit until the Indebtedness has been paid in full. 2.12 Application of Payments. Payments made by Borrower shall be applied in the following priority and amounts: (a) to Lender, for payment of fees and expenses then due and owing under this Agreement; (b) to Lender for payment of interest accrued under this Agreement; ( c) to Lender, an amount necessary to repay the outstanding Advances, until all outstanding Advances are reduced to zero ($0.00); and ( d) any remaining funds to Borrower, which funds shall be automatically released from, and free from, the liens created hereunder or under any Loan Document and as to which Lender shall have no claim. 2.13 Borrowing Base Deficiencies. Whenever a Borrowing Base Deficiency exists, Borrower shall repay such amount as shall be sufficient to eliminate such Borrowing Base Deficiency and in any event such delivery or repayment shall be made within ten (10) Business Days after any Trigger Date that evidences a Borrowing Base Deficiency. ARTICLE III FEES AND PAYMENT CONVENTIONS 3 .1 Default Interest. Notwithstanding the rates of interest specified herein and the payment dates specified herein, effective immediately upon the occurrence and during the continuance of any Event of Default and upon receipt of notice from Lender thereof, the principal balance of all outstanding Advances hereunder shall bear interest payable upon demand at the Default Rate. 3.2 Promise to Pay Fees. Borrower shall pay Lender, on or before execution of this Agreement a loan origination fee of One Hundred Thousand and no/100 Dollars ($100,000.00). DEC-1770697-10 10

3.3 Computation oflnterest and Fees. Interest and fees shall be computed on the basis of the actual number of days elapsed in the period during which interest or fees accrue and a year of three hundred sixty (360) days. Notwithstanding any of the terms and conditions contained in this Paragraph, interest in respect of the Secured Line Balance shall not exceed the maximum rate permitted by applicable law. ARTICLE IV CONDITIONS PRECEDENT 4.1 Conditions Precedent to Advances. The obligation of Lender to make the Advances is subject to the condition precedent that Lender shall have received on or before the day of the first Advance the following in form and substance reasonably satisfactory to Lender: (a) the Promissory Note and such Loan Documents as may be specified by Lender, each duly executed by Borrower or ADES, as applicable, including, UCC-1 financing statements, naming Borrower as the debtor, suitable for filing in Colorado, and such other similar instruments or documents as in the reasonable opinion of Lender may be necessary under applicable law to perfect Lender's lien on the Collateral, pledged hereunder; (b) copies of the articles of incorporation, bylaws and any shareholder agreements of Borrower and ADES, each certified by an Authorized Signer to be a true and correct copy thereof, including all amendments thereto, if any; (c) certified copies of the resolutions of Borrower and ADES approving this Agreement, the Promissory Note and the Loan Documents and the transactions contemplated thereby, and all other necessary action and governmental approvals, if any, with respect to this Agreement, the Promissory Note and the Loan Documents shall have been taken, each certified by an Authorized Signer to be a true and correct copy thereof; ( d) a certificate of an Authorized Signer certifying the names and true signatures of the Persons authorized on Borrower's and ADES' behalf to sign this Agreement, the Promissory Note and the Loan Documents; ( e) a certificate of the Secretary of State of the State of Colorado certifying that Borrower is a corporation duly organized and in good standing under the laws of Colorado; (f) a certificate of the Secretary of State of the State of Delaware certifying that ADES is a corporation duly organized and in good standing under the laws of Delaware; (g) a Borrowing Base Certificate in the form of Exhibit C attached hereto; and (h) Borrower shall execute and deliver to Lender the Certificate in the form of Exhibit D attached hereto. DEC-1770697-10 11

(i) ADES shall execute and deliver to Lender the ADES Guaranty in the form of Exhibit G attached hereto. 4.2 Conditions Precedent to All Advances. The obligation of Lender to make each Advance shall be subject to the further conditions precedent that on the date of such Advance: (a) Lender shall have received a Borrowing Notice; (b) Lender shall have received a Borrowing Base Certificate, if no Borrowing Base Certificate has been delivered to the Lender in the preceding thirty (30) days; ( c) the following statements shall be true: (i) the representations and warranties contained in Article V hereof are correct in all material respects on and as of the date of such Advance as though made on and as of such date (unless any such representation or warranty relates to a different date); (ii) there has been no material adverse change in any Borrower's financial condition since the date of the most recent statements delivered to Lender pursuant to Paragraph 6.11 hereof; (iii) no event has occurred and is continuing, or would result from such Advance, which constitutes an Event of Default or Potential Default. (iv) Borrower has provided Lender with a certificate of an Authorized Signer stating the foregoing; ( d) Lender shall have received such other approvals, opinions or documents as Lender may reasonably request; and ( e) Lender's legal counsel is reasonably satisfied as to all legal matters incident to the making of such Advance. ARTICLE V REPRESENTATIONS AND WARRANTIES To induce Lender to enter into this Agreement, make available the Secured Line and make Advances to Borrower from time to time as herein provided, Borrower represents and warrants as follows: 5.1 Existence. Borrower is duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or formation and is duly licensed or qualified to do business and in good standing in every state in which the nature of its business or ownership of its property requires such licensing or qualification where failure to do so would have a Material Adverse Effect. Borrower is organized in Colorado and its organizational identification number is 19971016855. ADES is duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or formation and is duly licensed or qualified to do DEC-1770697-10 12 business and in good standing in every state in which the nature of its business or ownership of its property requires such licensing or qualification where failure to do so would have a Material Adverse Effect. ADES is organized in Delaware and its organizational identification number is 4926747. 5.2 Capacity. The execution, delivery, and performance of the Loan Documents to which Borrower is a party are within Borrower's corporate or other organizational powers, have been duly authorized by all necessary and appropriate corporate or other organizational action, and are not in contravention of any law or the terms of Borrower's articles of incorporation, bylaws or other organizational documents or any amendment thereto, or of any material indenture, agreement, undertaking, or other document to which Borrower is a party or by which Borrower's material property is bound or affected. The execution, delivery, and performance of the Loan Documents to which ADES is a party are within ADES 's corporate or other organizational powers, have been duly authorized by all necessary and appropriate corporate or other organizational action, and are not in contravention of any law or the terms of ADES's articles of incorporation, bylaws or other organizational documents or any amendment thereto, or of any material indenture, agreement, undertaking, or other document to which ADES is a party or by which ADES's material property is bound or affected. 5.3 Place of Business. (a) Borrower is engaged in business operations which are in whole, or in part, carried on at the address specified on the signature pages to this Agreement; (b) if Borrower has more than one place of business, its chief executive office is at the address specified as such on the signature pages to this Agreement; and (c) Borrower's records concerning the Collateral are kept at the address or addresses specified on the signature pages to this Agreement except that Borrower may keep non-current records concerning the Collateral in off-site storage. 5.4 Financial Condition. All financial statements concerning Borrower or ADES, which have been or will hereafter be furnished to Lender, have been or will be prepared in conformity with GAAP consistently applied (except as disclosed therein) and do or will present fairly in all material respects the financial condition of the entities (in the case of ADES, the consolidated entities) covered thereby as of the dates thereof and the results of their operations for the periods then ended, it being understood that all interim financial statements are subject to year-end adjustments and are not required to have footnote disclosures. 5.5 Taxes. All federal and other tax returns required to be filed by Borrower have been filed, are true, complete and correct, and all taxes required by such returns to be paid have been paid when due (except with respect to such taxes where the validity is being contested in good faith, and by appropriate proceedings diligently conducted, and adequate reserves for the payment thereof have been established). Neither Borrower nor ADES have received any notice from the Internal Revenue Service or any other taxing authority proposing additional taxes. Neither Borrower nor ADES are the subject of any review or audit by the Internal Revenue Service or any governmental investigation concerning the violation or possible violation of any DEC-1770697-10 13 law, except to the extent that such review or audit could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 5.6 Litigation. Other than the arbitration award issued on April 8, 2011 in favor of Norit Americas, Inc. and Norit International, N.V., and the related subsequent confidential settlement agreement dated August 29, 2011 and indemnity settlement agreement dated November 28, 2011, the material terms of which have been disclosed to Lender ("Settlement Agreements"), there are no actions, suits, proceedings, or investigations pending or, to the knowledge of Borrower or ADES, threatened against Borrower which, if adversely determined, would, in any case or in the aggregate, have a Material Adverse Effect. 5.7 Validity of Loan Documents. The Loan Documents constitute the legal, valid, and binding obligations of Borrower and ADES enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy and insolvency laws, laws affecting creditors' rights generally or general principles of equity. 5.8 No Consent or Filing. No consent, license, approval, or authorization of, or registration, declaration, or filing with, any court, governmental body or authority, or other Person or entity, where the absence of which would have a Material Adverse Effect, is required in connection with the valid execution, delivery, or performance of the Loan Documents or for the conduct of Borrower's business as now conducted, other than filings and recordings to perfect security interests in or liens on the Collateral in connection with the Loan Documents. 5.9 No Violations. Borrower is not in violation of any term of its organizational documents or of any material mortgage, borrowing agreement, or other instrument or agreement pertaining to indebtedness for borrowed money. Borrower is not in violation of any term of any other indenture, instrument, or agreement to which it is a party or by which it or its property may be bound, resulting in, or which would have a Material Adverse Effect. Borrower is not in violation of any order, writ, judgment, injunction, or decree of any court of competent jurisdiction or of any statute, rule, or regulation of any governmental authority that would have a Material Adverse Effect. The execution and delivery of the Loan Documents and the performance of all of the same will not result in the creation of any mortgage, lien, security interest, charge, or encumbrance upon the Accounts of Borrower except in favor of Lender. To Borrower's knowledge, there exists no other fact or circumstance (whether or not disclosed in the Loan Documents) related to Borrower or Borrower's business, other than any adverse change in financial, banking or economic conditions generally, which would have a Material Adverse Effect. 5 .10 Contingent Liabilities. There are no suretyship agreements, guaranties, or other contingent liabilities of Borrower which are not: (a) disclosed by the financial statements described in Paragraph 6.11 hereof; or (b) Permitted Guaranties. 5.11 Compliance With Laws. Borrower is in compliance with all applicable laws, rules, regulations, and other legal requirements with respect to its business except where the failure to comply would not, individually or in the aggregate, have a Material Adverse Effect. DEC-1770697-10 14

5.12 Licenses, Pennits, Etc. Each franchise, grant, approval, authorization, license, permit, easement, consent, certificate, and order of and registration, declaration, and filing with, any court, governmental body or authority, or other Person or entity required for or in connection with the conduct of Borrower's business as now conducted is in full force and effect, except where the failure to comply would not have a Material Adverse Effect. 5.13 Accurate Information. All information (other than projections) heretofore, herein or hereafter supplied to Lender by or on behalf of Borrower with respect to the Collateral is and will be, when taken as a whole, accurate and complete in all material respects. ARTICLE VI AFFIRMATIVE COVENANTS So long as any part of the Indebtedness remains unpaid, or this Agreement remains in effect, Borrower shall comply with the covenants contained elsewhere in this Agreement, and with the covenants listed below: 6.1 Taxes. Borrower shall promptly pay and discharge all of its taxes, assessments, and other governmental charges prior to the date on which penalties are attached thereto, establish adequate reserves for the payment of such taxes, assessments, and other governmental charges, make all required withholding and other tax deposits, and, upon reasonable request, provide Lender with receipts or other proof that such taxes, assessments, and other governmental charges have been paid in a timely fashion; provided, however, that nothing contained herein shall require the payment of any tax, assessment, or other governmental charge so long as its validity is being contested in good faith, and by appropriate proceedings diligently conducted, and adequate reserves for the payment thereof have been established. 6.2 Litigation. Borrower shall: (a) Promptly notify Lender in writing of any litigation, proceeding, or counterclaim against Borrower if: (i) the outcome of such litigation, proceeding, counterclaim, or investigation will materially and adversely affect the finances or operations of Borrower or title to, or the value of, any Collateral; or (ii) such litigation, proceeding, counterclaim, or investigation questions the validity of any Loan Document. (b) Furnish to Lender such information regarding any such litigation, proceeding, counterclaim, or investigation as Lender shall reasonably request. 6.3 Good Standing; Business. Borrower shall: (a) Take all necessary steps to preserve Borrower's existence and its right to conduct business in all states in which the nature of its business or ownership of its property requires such qualification except where failure to do so would not have a Material Adverse Effect. DEC-1770697-10 15

(b) Engage in only the same industry as such business is conducted by Borrower on the date of this Agreement, and other business reasonably related thereto. 6.4 Compliance with Environmental Laws. Borrower shall: (a) Comply with all environmental laws in all material respects. (b) Not suffer, cause, or permit the disposal of hazardous substances at any property owned, leased, or operated by it, unless such action would not have a Material Adverse Effect. (c) Promptly, upon Borrower's receipt of knowledge thereof, notify Lender in the event of the disposal of any hazardous substance at any property owned, leased, or operated by Borrower, or in the event of any release, or threatened release, of a hazardous substance, from any such property, unless such action would not have a Material Adverse Effect. ( d) Provide, at Lender's reasonable request and at Borrower's expense, updated environmental questionnaires and/or environmental reports concerning any property owned, leased, or operated by Borrower. (e) Deliver promptly to Lender: (i) copies of any documents received from the United States Environmental Protection Agency or any state, county, or municipal environmental or health agency concerning Borrower's operations; and (ii) copies of any documents submitted by Borrower to the United States Environmental Protection Agency or any state, county, or municipal environmental or health agency concerning its operations. 6.5 Notice of Noncompliance. Borrower shall notify Lender in writing of any action or failure to act by Borrower that to Borrower's knowledge, would have to be disclosed as a matter of noncompliance by Borrower on the next Compliance Certificate. 6.6 Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, and coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that written notice requirements in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. 6.7 Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including, without limitation, the following: (a) the name of the insurer; (b) the risks insured; ( c) DEC-1770697-10 16 the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. 6.8 Compliance With Laws and Contractual Obligations. Borrower shall comply with all applicable laws, rules, regulations, and other legal requirements with respect to its business and the use, maintenance, and operation of the real and personal property owned or leased by it in the conduct of its business, except where failure to do so would not have a Material Adverse Effect. Borrower shall comply with the obligations, covenants and conditions contained in all of its contractual obligations, except where failure to do so would not have a Material Adverse Effect. 6.9 Maintenance of Property. Borrower shall maintain its property, including, without limitation, the Collateral, in good condition, working order and repair (normal wear and tear excepted) and shall prevent the Collateral, or any part thereof, from being or becoming an accession to other goods not constituting Collateral. 6.10 Licenses, Permits, Etc. Borrower will maintain in full force and effect each franchise, grant, approval, authorization, license, permit, easement, consent, certificate, and order of and registration, declaration, and filing with, any court, governmental body or authority, or other Person or entity required for or in connection with the conduct of Borrower's business as now conducted. 6.11 Financial Information. Borrower shall furnish, or cause to be furnished, to Lender: (a) Annual Financial Statements. As soon as available and in any event within seventy (70) days after the end of Borrower's fiscal year or thirty (30) days after ADES has made is filings with the Securities and Exchange Commission, financial statements of Borrower as of the end of such fiscal year, fairly presenting in all material respects Borrower's financial position, respectively, as of such date, which statements shall consist of a balance sheet and related statements of income, retained earnings, and cash flow covering the period of Borrower's immediately preceding fiscal year, all in such detail as Lender may reasonably request, and which financial statements shall be prepared by Borrower and shall be certified to be correct by the president or chief financial officer of Borrower in the form of Exhibit E attached hereto. (b) Compliance Certificates. As soon as available and in any event within forty (40) days after the end of each calendar quarter, a compliance certificate executed by the president or chief financial officer of Borrower in the form of Exhibit F attached hereto and made a part hereof. (c) Quarterly Financial Statements. As soon as available and in any event within forty (40) days after the end of each calendar quarter, financial statements of Borrower as of the end of such quarter, fairly presenting in all material respects Borrower's position and results of operations, respectively, as of such date, which statements shall consist of a balance sheet and related statements of income, retained DEC-1770697-10 17 earnings, and cash flow covering the period of Borrower's immediately preceding fiscal year, all in such detail as Lender may reasonably request, and which financial statements shall be prepared by Borrower and shall be certified to be correct by the president or chief financial officer of Borrower in the form of Exhibit E attached hereto. ( d) Borrowing Base. As soon as available and in any event within forty (40) days after the end of each calendar quarter, provided that the balance outstanding hereunder is greater than zero dollars ($0.00), a Borrowing Base Certificate executed by the president or chief financial officer of Borrower in the form attached hereto as Exhibit C and made a part hereof. ( e) Form 10-K and 10-Q Filings. As soon as available and in any event within thirty (30) days after ADES has made such filings with the Securities and Exchange Commission, ADES will provide Lender with copies of its Form 10-K and 10- Q Filings. (f) Other Information. Such additional information as Lender may from time to time reasonably request regarding the financial and business affairs of Borrower. (g) Financial Condition. All financial statements concerning Borrower, which have been or will hereafter be furnished to Lender have been or shall be prepared in accordance with GAAP consistently applied (except as disclosed therein) and do or will present fairly in all material respects the financial condition of the entities covered thereby as at the dates thereof and the results of their operations for the periods then ended. All interim financial statements prepared and provided by Borrower will present fairly in all material respects the financial condition of the entities covered thereby, subject to GAAP and year-end adjustments and footnote disclosures to be included in the audited financial statements. 6.12 Liquidity Covenant. ADES shall maintain a minimum liquidity, calculated as set forth on Exhibit F attached hereto, of the greater of: (a) Six Million and No/100 Dollars ($6,000,000.00); or (b) eighty percent (80%) of the amount outstanding under the Secured Line, measured quarterly at the end of each calendar quarter. 6.13 Tangible Equity Covenant. ADES shall maintain a minimum tangible equity, calculated as set forth on Exhibit F attached hereto, of not less than Thirteen Million Five Hundred Thousand and no/100 Dollars ($13,500,000.00), measured quarterly as of the end of each calendar quarter. 6.14 First Lien on Collateral. Borrower shall maintain sufficient Collateral encumbered with a first priority security interest in favor of Lender so that the amount of the Collateral is never less than Fifteen Million and No/100 Dollars ($15,000,000). Notwithstanding the forgoing, after the Secured Line Termination Date, so long as there are amounts outstanding hereunder, Borrower shall maintain sufficient Collateral encumbered with a first priority security interest in favor of Lender so that the amount of the Collateral is never less than one hundred fifty percent (150%) of the amounts then outstanding hereunder. Borrower shall report on the amount of Collateral on each Borrowing Base Certificate. DEC-1770697-10 18

ARTICLE VII NEGATIVE COVENANTS So long as any part of the Indebtedness remains unpaid or this Agreement remains in effect, without the prior written consent of Lender, Borrower shall not: 7.1 Borrowed Money. Create, incur, assume, or suffer to exist any liability for borrowed money (including capital leases), in excess of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00). For the avoidance of doubt, Borrower's continuing payments, security and other obligations currently existing with regard to the Settlement Agreements shall not be considered to be borrowed money. 7.2 Security Interest and Other Encumbrances. Create, incur, assume, or suffer to exist any mortgage, security interest, lien, or other encumbrance upon the Collateral which would be prior to or interfere with the security interest in favor of Lender. 7 .3 Mergers, Consolidations, Sales or Acquisitions. (a) Merge or consolidate with or into any corporation or other entity; (b) enter into any joint venture or partnership with any Person, firm, or corporation whereby Borrower has agreed to contribute assets, equity or other value to such entity or venture which have an aggregate value in excess of Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000.00); (c) sell or otherwise transfer property or assets to any other Person, firm, or corporation that is not a Borrower Affiliate in aggregate amount in excess of Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000.00) except for: (i) the sale of inventory in the ordinary course of its business and in accordance with the terms of this Agreement; or (ii) any sale of property or assets of Borrower to any Person, so long as, in either case, no Borrowing Base Deficiency exists after giving effect to such sale or transfer, or except as otherwise allowed pursuant to Section 7.9 herein; or ( d) consummate any purchases or other acquisitions of the capital stock or equity interests in, or all or substantially all of the property or assets or business of any other Person, firm, or corporation, except in the ordinary course of business or when such Person, firm or corporation will become a Borrower Affiliate, where such property or assets have a value in excess of Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000.00); provided that such action does not have a Material Adverse Effect. 7.4 Investments and Advances. Make any investment in, or advances to, any other Person, firm, or corporation, other than a Borrower Affiliate, in an amount in excess of Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000.00) except: DEC-1770697-10 19

(a) advance payments or deposits against purchases made in the ordinary course of Borrower's regular business; (b) direct obligations of the United States of America; (c) money market mutual funds that invest in direct obligations of the United States of America; or ( d) certificates of deposit with any United States bank. 7 .5 Guaranties Other than Permitted Guaranties. Other than Permitted Guaranties, become a guarantor, a surety, or otherwise liable for the debts or other obligations of any other Person, firm, or corporation, whether by guaranty or suretyship agreement, agreement to purchase indebtedness, agreement for furnishing funds through the purchase of goods, supplies, or services (or by way of stock purchase, capital contribution, advance, or loan) for the purpose of paying or discharging indebtedness, or otherwise, except as an endorser of instruments for the payment of money deposited to its bank account for collection in the ordinary course of business. 7.6 Change of Name or Domicile. Change the name or state of formation of Borrower without giving at least thirty (30) days, prior written notice of the proposed new name or the proposed state of incorporation to Lender, together with delivery to Lender ofUCC Financing Statements reflecting Borrower's new name or state of incorporation, all in form and substance satisfactory to Lender. 7.7 Disposition of Collateral. Sell, assign, or otherwise transfer, dispose of, or encumber Collateral constituting the Borrowing Base, or grant a security interest therein that would result in a Borrowing Base Deficiency, except: (a) to Lender; and (b) in accordance with Paragraph 2.8 and Paragraph 7.3(c) or any other provision of this Agreement. 7 .8 No Violations. Borrower will not violate any term of its organization documents or of any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money resulting in, or which might reasonably be expected have, a Material Adverse Effect. Borrower will not violate any term of any other indenture, instrument, or agreement to which it is a party or by which it or its property may be bound, resulting in, or which might reasonably be expected have, a Material Adverse Effect. Borrower will not violate any order, writ, judgment, injunction, or decree of any court of competent jurisdiction or any statute, rule, or regulation of any governmental authority. 7.9 Capitalization. Borrower will not authorize or issue any equity interests of any class or type except those that are already authorized or outstanding. DEC-1770697-10 ARTICLE VIII DEFAULT AND REMEDIES 20

8.1 Default. If any of the following events shall occur, it shall be an event of default ("Event of Default"): (a) Non-Payment. Borrower fails to pay any principal (other than the ten (10) Business Days allowed in connection with a Borrowing Base Deficiency pursuant to Section 2.12 hereof) of the Promissory Note on the date when due, or Borrower fails to pay any interest on the Promissory Note or any other sums payable by Borrower to Lender pursuant to this Agreement within three (3) days after any such principal, interest or other sum is due; (b) Representations. Any representation or warranty made by Borrower herein or in connection herewith proves to have been incorrect in any material respect when made; (c) Breach of Covenants. Borrower fails to observe or comply with any of the covenants in Article VI and VII hereof and such failure has not been cured within ten (10) days after Lender has notified Borrower of such failure; (d) Breach of Material Terms. Borrower fails to perform or observe any other material term, covenant or agreement contained in this Agreement or in any Loan Document and such failure has not been cured within thirty (30) days after Lender has notified Borrower of such failure; (e) Insolvency. Borrower shall become insolvent or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver thereof or for a substantial part of the property thereof, or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for that Borrower or for a substantial part of its property, and shall not have been dismissed within sixty (60) days therefore, or a Borrower shall make an assignment for the benefit of creditors; (f) Bankruptcy. Borrower shall be voluntarily or involuntarily dissolved or shall be the subject of any bankruptcy, reorganization or other proceedings under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding shall be instituted by or against that Borrower and, if instituted against Borrower, shall be consented to or acquiesced in by Borrower, shall not have been dismissed within sixty (60) days therefore or any order for relief shall have been entered against Borrower; (g) Judgments. There shall be entered against Borrower one or more judgments or decrees in an aggregate amount at any one time outstanding in excess of Two Million and no/100 Dollars ($2,000,000.00) excluding the Settlement Agreements and those judgments or decrees that shall have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof or within any additional period prescribed by statute after the entry thereof or with respect to which (and to the extent that) the Person against which any such judgment or decree shall have been entered is fully insured (excluding reasonable deductibles); DEC-1770697-10 21

(h) Default on Other Obligations. Borrower fails to perform or observe any term, covenant or agreement contained in any agreement or document to which such party and Lender are parties and such failure has not been cured within the applicable time periods contained in such agreement or document; 8.2 Remedies. Upon the occurrence and during the continuation of any Event of Default (unless such Event of Default has been waived or cured (with the consent of Lender)), but only after the expiration of any applicable cure period, Lender shall have the right, upon notice to Borrower: (a) Further Advances. To terminate its commitment to make Advances and/or terminate this Agreement; (b) Acceleration. To declare the Secured Line Balance and all interest accrued thereon and all other amounts payable under this Agreement to be immediately due and payable, whereupon all such indebtedness of Borrower to Lender shall become and be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; and (c) Other Rights. To exercise any other rights or remedies available to it whether under the Loan Documents or at law or in equity. 8 .3 Possession of Collateral; Standard of Care. Lender shall exercise reasonable care in the custody and preservation of the Collateral. As between Borrower and Lender, Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Borrower requests in writing, but failure of Lender to comply with any such request shall not itself be deemed a failure to exercise reasonable care, and no failure of Lender to preserve or protect any rights with respect to such Collateral not so requested by Borrower shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. Lender shall also be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which Lender accords to its own property of like kind. 8.4 Lender Appointed Attorney-in-Fact. Borrower hereby irrevocably constitute and appoint Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in their own name, from time to time in Lender's discretion: (a) for the purpose of carrying out the terms of this Agreement, to take any and all reasonable and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement; and (b) to take any actions and to execute any instruments which Lender may deem reasonable to obtain, adjust, make claims under, or otherwise deal with insurance required pursuant to Section 6.6 hereof and to receive, endorse, and collect any drafts or other instruments delivered in connection therewith; provided, however, that Lender DEC-1770697-10 22 agrees that it will not take any action pursuant to this power of attorney unless Borrower fails to take any action requested by Lender promptly upon receipt by Borrower of such request. Notwithstanding the foregoing, Lender will not use this power of attorney to renegotiate the term of any agreement between either of Borrower or ADES and any third party. ARTICLE IX INDEMNIFICATION 9 .1 Indemnification by Borrower. Borrower shall indemnify and hold harmless Lender, and each of Lender's assignees, each of Lender Affiliates and each of their respective directors, officers, shareholders and employees (each an "Indemnified Party") from and against any and all liabilities, damages, penalties, expenditures, losses, or charges, which are incurred by, or awarded or assessed against, any Indemnified Party arising out of, or resulting from: (a) any fraud by Borrower, including the misappropriation of any material portion of the Collateral or any of the proceeds thereof (other than an unintentional misappropriation of Collateral so long as such unintentional misappropriation is cured within three (3) Business Days of Borrower's knowledge of such misappropriation); (b) any representation or warranty of Borrower contained in Article V hereof which shall have been false or incorrect in any material respect on and as of the date made (all of the foregoing, collectively, the "Indemnified Liabilities"); provided, however, that, in each of (a) or (b) above, no Indemnified Party shall have the right to be indemnified for its own fraud, bad faith, gross negligence or willfully improper action or inaction. 9.2 Indemnification Procedure. Any claim for indemnification under this Article IX must be asserted by Lender by giving written notice to Borrower of the matter with respect to which Lender seeks to be indemnified (a "Claim") within a reasonable time after Lender has knowledge of facts forming a sufficient basis for said Claim, stating the nature of said Claim and, if known, the estimated amount of the loss, cost or expense. Lender and each Indemnified Party will give Borrower sole authority and control of the defense and settlement of the Claim and, at Borrower's request and expense, cooperate with Borrower in the defense and settlement of the Claim. Once Borrower has assumed the defense or settlement of a Claim, if Lender or any Indemnified Party wishes to obtain or maintain its own counsel or other professional assistance it shall do so at its own expense. Notwithstanding anything to the contrary contained in this section, Borrower will not have any obligation to indemnify or hold Lender or any Indemnified Party harmless for Lender's or such Indemnified Party's own grossly negligent or willfully improper actions or inactions. Borrower shall carry out its indemnification obligation through counsel selected by Borrower which counsel shall be acceptable to Lender, in Lender's reasonable judgment. Borrower will not make any settlement or other resolution of a Claim or enter into any obligation which would be binding upon Lender without Lender's consent, exercised in Lender's reasonable judgment. DEC-1770697-10 23

9.3 Limitation on Indemnification. Notwithstanding anything to the contrary contained in this section, Borrower will not have any obligation to indemnify or hold Lender or any Indemnified Party harmless for incidental, consequential, punitive or exemplary damages, including without limitation, lost profits or revenue not directly related to this Agreement. 9 .4 Survival. The provisions of this Article IX shall survive the repayment of the Indebtedness. ARTICLEX MISCELLANEOUS 10.1 Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Lender in connection with the preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Loan Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for Lender (including the cost of internal counsel) with respect thereto and with respect to advising Lender as to its rights and responsibilities under the Loan Documents. Borrower further agrees to pay on demand all reasonable costs and expenses of Lender (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Documents and the other documents to be delivered hereunder, if Lender is the prevailing party. Lender agrees to provide Borrower with periodic notifications of the amounts which Lender is requiring Borrower to repay to Lender pursuant to this Section 10.1. 10.2 Lender's Consents, Waivers and Amendments. Lender shall have the authority to grant any consents or waivers or approve any amendments to the Loan Documents, including, but not limited to; (a) increases in the aggregate Maximum Secured Line; (b) reductions of principal, interest or fees payable by Borrower hereunder; ( c) extensions of scheduled maturities or times for payments; and ( d) the release of any Collateral. 10.3 Performance Of Borrower's Duties. Upon Borrower's failure to perform any of its duties or obligations under this Agreement or any of the other Loan Documents, but only if such failure constitutes an Event of Default, Lender may, but shall not be obligated to, perform or otherwise satisfy any or all such duties or obligations. 10.4 Waiver By Borrower. Lender shall have no obligation to take, and Borrower shall have the sole responsibility for taking, any and all steps to preserve rights against any and all of Borrower's Account debtors and against any and all prior parties to any note, chattel paper, draft, trade acceptance, or other instrument for the payment of money covered by Lender's Security Interest in the Collateral whether or not in Lender's possession. Lender shall not be responsible to Borrower for loss or damage resulting from Lender's failure to enforce any receivables or to collect any moneys due, or to become due, thereunder or other proceeds constituting Collateral DEC-1770697-10 24 hereunder. Borrower waives protest of any note, check, draft, trade acceptance, or other instrument for the payment of money constituting Collateral at any time held by Lender on which Borrower is in any way liable and waives notice of any other action taken by Lender, except as required by law or under any of the Loan Documents. 10.5 Setoff. Without limiting any other right of Lender, whenever Lender has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Lender, at its sole election, may set off against the Indebtedness any and all monies then due and owing to Borrower by Lender in any capacity, and Lender shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on Lender's records subsequent thereto. 10.6 Assignment. The rights and benefits of Lender hereunder shall inure to any party acquiring any interest in the Indebtedness or any part thereof, provided such assignee agrees in writing to be bound by the terms hereof. Borrower shall have the right to consent to such assignment unless an Event of Default has occurred and is continuing. 10. 7 Successors and Assigns. Lender and Borrower, as used herein, shall include the successors or assigns of those parties, except that Borrower shall have no right to assign its rights hereunder or any interest herein without the written consent of Lender. 10.8 Modification, Waiver. No modification or amendment of any provision of this Agreement shall be made, except by a written agreement signed by Borrower and Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of any provision of this Agreement shall not prejudice or constitute a waiver of Lender's rights otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, or any course of dealing between Lender and Borrower shall constitute a waiver of any of Lender's rights or of any obligations of Borrower as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender. 10.9 Counterparts. This Agreement may be executed in any number of counterparts, and by Lender and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement. 10.10 Termination. This Agreement is, and is intended to be, a continuing Agreement and shall remain in full force and effect until the full and final payment of all of the Indebtedness; provided, however, that Borrower, subject to the provisions hereof which expressly survive termination, may terminate this Agreement at any time by giving Lender at least five (5) Business Days prior notice of termination in writing whereupon all outstanding Indebtedness shall be due and payable in full without presentation, demand, or further notice of any kind, whether or not all or any part of such Indebtedness is otherwise due and payable DEC-1770697-10 25 pursuant to the agreement or instrument evidencing same. Notwithstanding the foregoing or anything in this Agreement or elsewhere to the contrary, Lender's Security Interest in the Collateral, Lender's rights and remedies under the Loan Documents and Borrower's obligations and liability under the Loan Documents, shall survive any termination of this Agreement and shall remain in full force and effect until all of the Indebtedness outstanding, or contracted or committed for (whether or not outstanding), and any extensions or renewals thereof (whether made before or after receipt of such notice), together with interest accruing thereon, shall be finally and irrevocably paid in full. 10.11 Further Assurances. From time to time, each party shall take such action and execute and deliver to the other party such additional documents, instruments, certificates, and agreements as such other party may reasonably request to effectuate the purposes of the Loan Documents. 10.12 Headings. Article and Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement. 10.13 Cumulative Security Interest, Etc. The execution and delivery of this Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) for payment or performance of the Indebtedness, and no security taken hereafter as security for payment or performance of the Indebtedness shall impair in any manner or affect this Agreement, or Lender's Security Interest in the Collateral granted hereby, all such present and future additional security to be considered as cumulative security. 10.14 Lender's Duties. Without limiting any other provision of this Agreement: (a) the powers conferred on Lender hereunder are solely to protect its interests and shall not impose any duty to exercise any such powers; and (b) except as may be required by applicable law, Lender shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. 10.15 Notices Generally. All notices and other communications hereunder, unless otherwise expressly provided, shall be in writing and made by telecopy, overnight air courier, or certified or registered mail, return receipt requested, and shall be deemed to be received by the party to whom sent one (1) Business Day after sending, if sent by telecopy or overnight air courier; and three (3) Business Days after mailing, if sent by certified or registered mail. All such notices and other communications to a party hereto shall be addressed to such party at the address set forth on the signature pages hereof or to such other address as such party may designate for itself in a notice to the other party given in accordance with this Section 10.15. 10.16 Severability. The provisions of this Agreement are independent of, and separable from, each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the DEC-I 770697-10 26 balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction. 10.17 Inconsistent Provisions. The terms of this Agreement and the other Loan Documents shall be cumulative except to the extent that they are specifically inconsistent with each other, in which case the terms of this Agreement shall prevail. 10.18 Entire Agreement. This Agreement, the Exhibits and Schedules attached hereto and incorporated herein by this reference, and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings, and agreements between such parties with respect to such transactions, including, without limitation, those expressed in any commitment letter delivered by Lender to Borrower. 10.19 Consent To Jurisdiction. Borrower and Lender agree that any action or proceeding to enforce, or arising out of, the Loan Documents may be commenced in any state or federal court of competent jurisdiction in the State of Colorado, and Borrower and Lender waive personal service of process and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to Borrower or Lender, as appropriate, or as otherwise provided by the laws of the State or the United States. 10.20 Jury Trial Waiver. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER OR LENDER MAY HA VE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION 10.20. 10.21 No Oral Agreements. Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew such debt, are not enforceable. To protect Borrower and Lender from misunderstanding or disappointment, any agreements covering such matters are contained in the Loan Documents, which are the complete and exclusive statement of the agreement between the parties, except as the parties may later agree in writing 10.22 Release of Claims. Borrower hereby releases and forever discharges Lender, its Affiliates, directors, officers, agents, employees, and attorneys ("Lender Parties") of and from any and all liability, suits, damages, claims, counterclaims, demands, reckonings and causes of action, setoffs and defenses, whether known or unknown, whether arising in law or equity, which Borrower had, now has or may have in the future against Lender Parties by reason of any acts, omissions, causes or things arising out of or in any way related to this Agreement or the other DEC-1770697-10 27

Loan Documents existing or accrued as of the date of this Agreement excluding however, from this release, any claims that arise out of Lender's negligence or willful malfeasance. This release shall survive the termination of this Agreement. Borrower acknowledges that the foregoing release is a material inducement to Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Lender in agreement to enter into this Agreement. 10.23 Applicable Law. This Agreement, and the transactions evidenced hereby, shall be governed by, and construed under, the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the UCC. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written. By:___,~--___,~_,,_-+--="~----- Name: Mark McKi Title: CFO & SVP By:--1.---~'-¥------4\-.,__-+-~::::..__ ___ _ Name: Mark McKi Title: CFO & SVP DEC-1770697-10 Address for Notices: Office of CFO 9135 South Ridgeline Blvd, Suite 200 Highlands Ranch, CO 80129 and Fortis Law Partners, LLC 1900 Wazee Street, Suite 300 Denver, Colorado 80202 Address for Notices: Attn: Douglas L. Pogge 821 1 ih Street Denver, CO 80202 28

EXHIBIT A FORM OF PROMISSORY NOTE $10,000,000.00 September 19, 2013 Denver, Colorado FOR VALUE RECEIVED, the undersigned, ADA-ES, INC., a Colorado corporation, promises to pay to COBIZ BANK, a Colorado corporation, d/b/a/ COLORADO BUSINESS BANK (herein, together with its successors and assigns who become holders of this Note, called the "Lender") at the offices of Lender at 821 1 ih Street, Denver, Colorado 80202, or at such other place as maybe designated in writing by Lender from time to time, the principal sum of Ten Million and No/100 Dollars ($10,000,000.00), or such lesser amount which shall from time to time be owing hereunder on account of Advances made by Lender to or for the benefit or account of Borrower in accordance with the terms of the 2013 Loan and Security Agreement by and among Borrower and Lender (as amended, modified, supplements and restated from time to time, the "Loan Agreement") together with interest on the unpaid principal balances outstanding at the rate specified in the Loan Agreement. Principal and interest due under this Note shall be payable at the time or times provided in the Loan Agreement. In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid by Borrower to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. If any Event of Default shall have occurred and be continuing, Borrower promises to pay the Default Rate, on the outstanding unpaid principal and interest balance hereof at the times and in the amount and manner provided for more particularly in the Loan Agreement. Principal, interest, fees, charges, expenses and other costs owing hereunder are payable in lawful money of the United States of America such that Lender has received immediately available funds for the credit of Borrower on the date that such payment or payments is or are due. This Note is secured by the Collateral listed in the Loan Agreement and other security instruments described in the Loan Agreement. Upon the occurrence of any Event of Default under the Loan Agreement, or under any of the other Loan Documents, which is not cured within any applicable cure period contained in the Loan Agreement, Lender may, at Lender's option, exercise its remedies as provided in the Loan Agreement; provided, however, that the principal, interest, fees, expenses, charges and other costs owing on this Note shall be and become automatically due and payable ifthe Loan Agreement, or any of the other Loan Documents, provide for the automatic acceleration of the payment of the principal, interest, fees, charges, expenses and other costs owing on this Note upon the occurrence of an Event of Default. No waiver of any breach, Event of Default, default or failure of condition under the tenns of this Note, the Loan Agreement, or the other Loan Documents shall be implied from any DEC-1770697-10 29 failure of Lender to take, or any delay by Lender in taking, action with respect to any such breach of or Event of Default, default or failure of condition or from any previous waiver of any similar or unrelated breach of or Event of Default, default or failure of condition. A waiver of any term of this Note, the Loan Agreement or the other Loan Documents must be made in writing and shall be limited to the express written terms of such waiver. All obligations of Borrower and all rights, powers and remedies of Lender expressed herein shall be in addition to and not in limitation of those provided by law or in any written agreement or instrument (other than this Note) relating to any of the Indebtedness of Borrower to Lender or the security therefore. Borrower waives presentment; demand; notice of dishonor; notice of protest and nonpayment; notice of default interest and late charges; notice of intent to accelerate; notice of acceleration; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights and interests in and to properties securing payment of this Note. Time is of the essence with respect to every provision hereof. This Note is issued pursuant to the Loan Agreement and is subject to the terms and conditions specified therein, which terms and conditions are incorporated herein by this reference. Capitalized terms not otherwise defined in this Note shall have the meanings assigned to them under the Loan Agreement. This Note shall be construed and enforced in accordance with the laws of the State of Colorado, without regard to principles of conflicts oflaw, except to the extent that Federal laws preempt the laws of the State of Colorado. IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first above written. ADA-ES, INC., a Colorado corporation By: ________________ _ Name: _________________ _ Title: ------------------ DEC-1770697-10 30

EXHIBITB FORM OF PROPOSED BORROWING REQUEST Colorado Business Bank 821 1 J1h Street Denver, Colorado 80202 Attention: Douglas L. Pogge Re: Advance Request [Date] Reference is made to that certain 2013 Loan and Security Agreement by and among ADA-ES, INC., ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Banlc, a Colorado corporation d/b/a Colorado Business Banlc (as amended, modified, supplemented and restated from time to time, the "Loan Agreement"). Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Loan Agreement. Borrower requests an Advance in the amount of and no/100 Dollars ($ ____ ~ The undersigned, for himself and Borrower hereby certifies: (a) the representations and warranties contained in Article V of the Credit Agreement are correct in all material respects on and as of the date hereof as though made on the date hereof (unless any such representation or warranty relates to a different date); (b) there has been no material adverse change in any Borrower's financial condition since the date of the most recent statements delivered to Lender pursuant to Paragraph 6.11 of the Loan Agreement; ( c) no event has occurred and is continuing, or would result from the requested Advance, which constitutes an Event of Default or Potential Default. The undersigned is an Authorized Signer. DEC-1770697-10 Very truly yours, ADA-ES, INC. [Authorized Signer] 31

Agreed and accepted this __ day of _____ 20 COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK By:~~~~~~~~~~~~~~- Douglas L. Pogge, Senior Vice President DEC-1770697-10 32

EXHIBIT C FORM OF BORROWING BASE CERTIFICATE As of the period ending _________ , 20 This Certificate is made and dated as of __ , 20_ and is submitted by ADA-ES, INC., a Colorado corporation, in accordance with the 2013 Loan and Security Agreement by and among ADA-ES, INC., ADVANCED EMISSIONS SOLUTIONS, INC., and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank (as amended, modified, supplemented and restated from time to time, the "Loan Agreement"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Loan Agreement. The undersigned hereby certifies to Lender that the undersigned is familiar with the following financial information, which has been taken from Borrower's books and records, which are complete and accurate, and the following calculations on the Borrowing Base and the remaining amount under the Borrowing Base are true and correct. A. B. C. D. E. F. G. H. I. J. K. BORROWING BASE (All numbers must be taken from the most recent 10-K or 10-Q filed by ADES with the Securities and Exchange Commission.) Fixed payments due to Borrower on the AECI Leases Balance in A discounted to present value using a discount factor of 10% 90%ofB Contingent payments due to Borrower on the AECI Leases Balance in H discounted to present value using a discount factor of 10% 80% ofE Total ofC and F Current Secured Line Balance Excess/(Deficit) Borrowing Base (G minus H) One Hundred Fifty Percent (150%) ofH Current Value of Collateral in which Lender has a first priority security interest ADA-ES, INC., a Colorado corporation By: Name: Title: DEC-1770697-10 33

EXHIBITD FORM OF BORROWER CERTIFICATE ADA-ES, INC. WITH RESPECT TO THE 2013 LOAN AND SECURITY AGREEMENT The undersigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation, in conjunction with the 2013 Loan and Security Agreement by and among ADA-ES, INC. ("Borrower"), ADV AN CED EMISSIONS SOLUTIONS, INC. and CO BIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank (as amended, modified, supplements and restated from time to time, the "Loan Agreement"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK that no "Principal" of Borrower has been convicted of, or pled no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction. For the purpose of this Certification, "Principal" is deemed to include: (a) each Officer of ADA-ES, INC.; (b) each director of ADA-ES, INC.; (c) the five (5) most highly compensated executives and officers of ADA-ES, INC.; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of ADA-ES, INC. The undersigned Borrower acknowledge that CoBiz Bank, a Colorado corporation, d/b/a Colorado Business Bank is relying upon the truth of the statements set forth in this Borrower Certification to make a loan to Borrower. Dated this 19th day of September 2013. DEC-1770697-10 ADA-ES, INC., a Colorado corporation By: ~~~~~~~~~~~~ Name: Title: 34

EXHIBITE FORM OF FINANCIAL STATEMENT CERTIFICATION The undersigned, the of ADA-ES, INC., a Colorado corporation, hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK, pursuant to 2013 Loan and Security Agreement by and among ADA-ES, INC., ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank (as amended, modified, supplements and restated from time to time, the "Loan Agreement"), that attached hereto is a true and correct copy of ADA-ES, INC. 's financial statements as of and for the __ month period ending ________ , 20_, which financial statements fairly present in all material respects ADA-ES, INC. 's financial position and results of operations for the applicable periods and consist of a balance sheet and related statements of income and cash flow covering the periods from the end of the immediately preceding fiscal year to the end of such quarter, and such quarter alone (if applicable). Such financial statements have been prepared in accordance with GAAP, consistently applied (except as disclosed therein), it being understood that all interim financial statements are subject to year-end adjustments and are not required to have footnote disclosures. The undersigned has reviewed the Loan Agreement and the affairs of such Borrower and that, to the best of his or her knowledge and belief, he or she is unaware of the occurrence of an event which constitutes an Event of Default hereunder or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, and if so, stating the facts with respect thereto. ADA-ES, INC., a Colorado corporation By: Name: Title: DEC-1770697-10 35

EXHIBIT F FORM OF COMPLIANCE CERTIFICATE ADA-ES, INC., a Colorado corporation ("Borrower"), and ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("ADES"), hereby certify to CO BIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("Lender") pursuant to the 2013 Loan and Security Agreement by and among Borrower, ADES and Lender (as amended, modified, supplemented and restated from time to time, the "Loan Agreement"), that: A. General. 1. Capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement. 2. Borrower has materially complied with all the terms, covenants and conditions to be performed or observed by Borrower contained in the Loan Agreement and the Loan Documents. 3. Neither on the date hereof nor, if applicable, after giving effect to any Advance made under the Loan Agreement on the date hereof, does there exist an Event of Default. B. Financial Covenants (All numbers must be taken from the most recent 10 Kor 10-Q filed by ADES with the Securities and Exchange Commission.) 1. Calculation of Liquidity Covenant: A. Cash and Marketable Securities held by ADES B. Amount of Cash and Marketable Securities pledged by ADES to parties other than Lender c. Amount of Letters of Credit issued by parties other than Lender which are not secured by the Cash and Marketable Securities covered in B. D. Total of Band C E. A less D F. $6,000,000.00 G. Eighty Percent (80%) of the amount outstanding under the Secured Line H. The greater of F or G I. Amount by which E exceeds (is less than) H 2. Calculation of Tangible Equity Covenant ~· Total Equity Goodwill A less B DEC-1770697-10 36

D. $13,500,000.00 E. Amount by which C exceeds (is less than) D IN WITNESS WHEREOF, Borrower and ADES have executed and delivered this Compliance Certificate in the name of and on behalf of Borrower on __ , 20 ADES, INC., a Delaware corporation By: Name: ~~~~~~~~~~~~~ Title: ADV AN CED EMISSIONS SOLUTIONS, INC., a Colorado corporation By: Name: ~~~~~~~~~~~~~ Title: DEC-1770697-10 37

EXHIBIT G FORM OF GUARANTY This GUARANTY AGREEMENT (this "Guaranty") is made as of the 20th day of September 2013, by ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("ADES"), with an address at 9135 South Ridgeline Blvd, Suite 200, Highlands Ranch, Colorado 80129, in favor of COBIZ BANK, a Colorado corporation d/b/a COLORADO BUSINESS BANK (together with its successors and assigns "Lender"), with an address at Attn: Douglas L. Pogge, 821 17th Street, Denver, Colorado 80202. 1. Guaranty of Payment. (a) ADES hereby unconditionally guarantees the full and prompt payment to Lender when due, whether by acceleration or otherwise, of any and all Indebtedness (as hereinafter defined) of ADA-ES, INC. ("Borrower") to Lender under the 2013 Loan and Security Agreement, dated as of September 19, 2013, by and among Lender, ADES and Borrower (as amended, modified, restated or supplemented from time to time, the "2013 Term Loan Agreement"). (b) As used in this Guaranty, "Indebtedness" shall mean any and all indebtedness and other liabilities of Borrower to Lender as a result of the 2013 Term Loan Agreement, of every kind and character and all extensions and renewals thereof, including, without limitation, all unpaid accrued interest thereon and all costs and expenses payable as hereinafter provided: (i) whether now existing or hereafter incurred; (ii) whether direct, indirect, primary, absolute, secondary, contingent, secured, unsecured, matured or unmatured, by guarantee or otherwise; (iii) whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred; (iv) whether such indebtedness was originally contracted with Lender or with another or others; (v) whether or not such indebtedness is evidenced by a negotiable or non-negotiable instrument or any other writing; and (vi) whether such indebtedness is contracted by a Borrower alone or jointly or severally with another or others. (c) ADES acknowledges that valuable consideration supports this Guaranty, including, without limitation, any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by Lender to Borrower; any extension or renewal of any Indebtedness, any forbearance with respect to any Indebtedness or otherwise; any DEC-1770697-10 38 cancellation of any existing guaranty; any purchase of Borrower's assets by Lender; or any other valuable consideration. 2. Lender's Costs and Expenses. ADES agrees to pay on demand all costs and expenses of every kind incurred by Lender: (a) In enforcing this Guaranty; (b) In collecting any Indebtedness from Borrower or ADES; ( c) In realizing upon or protecting any collateral for this Guaranty or for payment of any Indebtedness; and (d) For any other purpose related to the Indebtedness or this Guaranty. "Costs and expenses" as used in the preceding sentence shall include, without limitation, the actual attorneys' fees incurred by Lender in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Federal Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence. 3. Representations and Warranties of ADES. ADES affirms and certifies: (a) that there are no defenses, offsets or counterclaims with respect to the Guaranty as of the date hereof; (b) that there was adequate consideration to the ADES for the granting of the Guaranty; ( c) expressly acknowledges its liability to Lender under the Guaranty; and ( d) agrees that the Guaranty is in full force and effect, enforceable against the ADES in accordance with its terms. 4. Nature of Guaranty: Continuing, Absolute and Unconditional. (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Indebtedness (irrespective of the aggregate amount thereof and whether or not the Indebtedness from time to time exceeds the amount of this Guaranty, if limited), independent of, in addition and without modification to, and does not impair or in any way affect, any other guaranty, endorsement, or other agreement in connection with the Indebtedness, or in connection with any other indebtedness or liability to Lender, or collateral held by Lender therefor or with respect thereto, whether or not furnished by ADES. This Guaranty and ADES's obligations hereunder shall not be modified, terminated, impaired or in any way affected by the execution, delivery or performance by ADES, Borrower or any other person of any other guaranty, endorsement or other agreement or the delivery of collateral therefor. Until such time as the Indebtedness has been finally and irrevocably paid in full, ADES waives any claim, remedy or other right which ADES might now have or hereafter acquire against Borrower or any other person that is primarily or contingently liable for the Indebtedness including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right DEC-1770697-10 39 to participate in any claim or remedy of Lender against Borrower or any collateral therefor which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute, or common law. (b) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by ADES to be the final, complete and exclusive expression of the agreement between ADES and Lender. ADES expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of Lender including, without limitation, representations to make loans to Borrower or enter into any other agreement with Borrower or ADES. No modification or amendment of any provision of this Guaranty and no waiver of any right by Lender shall be effective unless in writing and signed by a duly authorized officer of Lender. 5. Certain Rights and Obligations. (a) ADES authorizes Lender, without notice, demand or additional reservation of rights against ADES and without affecting ADES's obligations hereunder, from time to time; (i) to renew, refinance, modify, subordinate, extend, increase, accelerate, or otherwise change the time for payment of, the terms of or the interest on the Indebtedness or any part thereof; (ii) to accept from any person or entity and hold collateral for the payment of the Indebtedness or any part thereof, and to exchange, enforce or refrain from enforcing, or release such collateral or any part thereof; (iii) to accept and hold any endorsement or guaranty of payment of the Indebtedness or any part thereof or any negotiable instrument or other writing intended by any party to create an accord and satisfaction with respect to the Indebtedness or any part thereof, and to discharge, terminate, release, substitute, replace or modify any such obligation of any such endorser or ADES, or any person or entity who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof, or any other person or entity in any way obligated to pay the Indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such endorser, guarantor, person or entity; (iv) to dispose of any and all collateral securing the Indebtedness in any manner as Lender, in its sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Indebtedness or any part thereof as Lender, in its sole discretion, may determine; and (v) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Indebtedness (whether principal, interest, costs and expenses, or otherwise), including, without limitation, if this Guaranty is limited in amount, to make any such application to Indebtedness, if any, in excess of the amount of this Guaranty. DEC-1770697-10 40

(b) If any default shall be made in the payment of any Indebtedness, ADES hereby agrees to pay the same in full: (i) without deduction by reason of any setoff, defense or counterclaim of Borrower; (ii) without requiring protest, presentment or notice of non-payment or notice of default to ADES, to Borrower or to any other person; (iii) without demand for payment or proof of such demand; (iv) without requiring Lender to resort first to Borrower (this being a guaranty of payment and not of collection) or to any other guaranty or any collateral which Lender may hold; (v) without requiring notice of acceptance hereof or assent hereto by Lender; and (vi) without requiring notice that any Indebtedness has been incurred or of the reliance by Lender upon this Guaranty; all of which ADES hereby waives. (c) ADES's obligation hereunder shall not be affected by any of the following, all of which ADES hereby waives: (i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any Indebtedness or ADES's obligation hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other lien; (iii) any taking, holding, continuation, collection, modification, leasing, impairment, surrender or abandonment of, or any failure to protect, preserve or insure, any such collateral; (iv) any delay in the exercise or waiver of, any failure to exercise, or any forbearance in the exercise of, any right or remedy of Lender or any person against ADES, Borrower or any person or relating to the Indebtedness or any part thereof or the collateral therefor; (v) failure of ADES to receive notice of any intended disposition of such collateral; (vi) any defense arising by reason of the cessation from any cause whatsoever of liability of Borrower including, without limitation, any failure, delay, waiver, forbearance, negligence or omission by Lender in enforcing its claims against Borrower or any collateral therefor, including, without limitation, any failure to make, prove, or vote any claim relating to the Indebtedness or any collateral therefor in any case or proceeding pursuant to the DEC-1770697-10 41

Federal Bankruptcy Code or any similar law, or any satisfaction of the Indebtedness or any part thereof by reason of the failure of Lender to recover against any collateral therefor or the failure of Lender to obtain a judgment for any deficiency; (vii) any release, settlement, composition, adjustment, compromise, replacement, cancellation, discharge, assignment, sale, exchange, conversion, participation or other transfer or disposition of any obligation of Borrower or of any collateral therefor; (viii) the invalidity or unenforceability of any of the Indebtedness; (ix) the creation of any security interest, lien or other encumbrance in favor of any person other than Lender; (x) any refusal or failure of Lender or any other person prior to the date hereof or hereafter to grant any additional loan or other credit accommodation to any Borrower or Lender's or any other party's receipt of notice of such refusal or failure; (xi) any refusal or failure of Lender or any other person to provide to ADES any information relating to Borrower, any other guarantor, endorser, or any person or entity who has given any collateral as security for the payment of the Indebtedness or any information relating to that Borrower's or such guarantor's, endorser's, person's or entity's financial condition, business or assets, or if such information is provided, to provide such information completely and accurately; (xii) any change m the ownership or membership of ADES or any Borrower; (xiii) the expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceeding against Borrower or any person in any way related to the Indebtedness or a part thereof or any collateral therefor; or (xiv) any other thing or circumstance which might otherwise constitute a defense to ADES's obligation hereunder. 6. Guaranty of Performance. ADES also guarantees the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by Borrower to Lender with respect to the Indebtedness. Every provision for the benefit of Lender contained in this Guaranty shall apply to the guaranty of performance given in this paragraph. 7. Termination. This Guaranty shall remain in full force and effect as to ADES until the Indebtedness of Borrower to Lender has been paid in full. ADES agrees that, to the extent that Borrower makes a payment or payments to Lender on the Indebtedness, or Lender receives any proceeds of collateral to be applied to the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to that Borrower, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the obligation or part thereof which has DEC-1770697-10 42 been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction was invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to that Borrower, its estate, trustee, receiver or any other party. As of the date any payment or proceeds of collateral are returned, the statute of limitations shall start anew with respect to any action or proceeding by Lender against ADES under this Guaranty. ADES shall defend and indemnify Lender of and from any claim or loss under this paragraph including actual attorneys' and paralegals, fees and expenses in the defense of any such action or suit. 8. Miscellaneous. (a) As used m this Guaranty, the terms "Borrower" and "ADES" shall include: (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or a substantial part of the business or assets of Borrower or ADES shall have been transferred including, without limitation, a debtor in possession under the Federal Bankruptcy Code; (ii) in the case of a partnership or limited liability company Borrower or ADES, any new partnership or limited liability company which shall have been created by reason of the admission of any new partner(s) or member(s) therein or by reason of the dissolution of the existing partnership or limited liability company by voluntary agreement or the death, resignation or other withdrawal of any partner or member; and (iii) in the case of a corporate Borrower or ADES, any other corporation into or with which ADES or Borrower (if Borrower is a corporation) shall have been merged, consolidated, reorganized, or absorbed. (b) Without limiting any other right of Lender, whenever Lender has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Lender at its sole election may set off against the Indebtedness any and all moneys then owed to ADES by Lender in any capacity, whether or not the Indebtedness or the obligation to pay such moneys owed by Lender is then due, and Lender shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on Lender's records subsequent thereto. (c) ADES's obligation hereunder is to pay the Indebtedness in full when due according to its terms, and shall not be affected by any extension of time for payment by any Borrower, any bar to the enforceability of the Indebtedness, or any limitation on the right to attorneys' fees, resulting from any proceeding under the Federal Bankruptcy Code or any similar law. ADES's obligation under this Guaranty shall also include payment of interest accrued on the Indebtedness before or after a filing of a petition under any bankruptcy laws and interest on, and principal of, loans made to the debtor in possession after the filing of such a petition by or against Borrower. ( d) No course of dealing or usage of trade, and no oral or written representations or agreement, between any Borrower or ADES and Lender, whether or not relied DEC-1770697-10 43 on or acted upon, and no act, delay or omission by Lender in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The giving of notice or a demand by Lender at any time shall not operate as a waiver in the future of Lender's right to exercise any right or remedy without notice or demand. Lender may remedy any default by any Borrower under any agreement with that Borrower or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by any Borrower. After any Borrower's failure to pay the Indebtedness in full, or any part thereof, Lender may exercise against ADES each right and remedy of a creditor against a principal debtor upon a past due liquidated obligation. All rights and remedies of Lender hereunder are cumulative. (e) Lender and ADES as used herein shall include the heirs, executors or administrators, or successors or assigns, of those parties. The rights and benefits of Lender hereunder shall, if Lender so directs, inure to any party acquiring any interest in the Indebtedness or any part thereof. If any right of Lender hereunder is construed to be a power of attorney, such power of attorney shall not be affected by the subsequent disability or incompetence of any Borrower or ADES. (f) Lender's rights and remedies under this Guaranty are assignable and any participation may be granted by Lender herein in connection with the assignment or granting of participation by Lender in the Indebtedness or any part thereof. ADES shall have the right to consent to such assignment or participation unless an Event of Default (as defined in the Term Loan Agreement) has occurred and is continuing. (g) Captions of the sections of this Guaranty are solely for the convenience of Lender and ADES, and are not an aid in the interpretation of this Guaranty. (h) ADES AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS GUARANTY MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF COLORADO, AND ADES WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED MAIL TO ADES AT THE ADDRESS SPECIFIED ABOVE, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF COLORADO OR THE UNITED STATES. (i) If any provision of this Guaranty is unenforceable in whole or in part for any reason, it shall be deemed modified to the extent necessary to make it or the applicable provision enforceable, or if for any reason such provision is not deemed modified, the remaining provisions shall continue to be effective. (j) Any payment or other act which results in the extension or renewal of the statute of limitations in connection with any action or proceeding against any Borrower relating to the Indebtedness, shall extend or renew the statute of limitations in connection with any action DEC-1770697-10 44 or other proceeding against the ADES in connection with this Guaranty whether or not ADES had notice of, or consented to, such payment or act.

(k) Any demand for payment against ADES made by Lender under this Guaranty shall be in writing and delivered in person or by first class mail, postage prepaid, at the ADES's address first written above and shall be deemed received:

(i) upon delivery, if delivered in person, and

(ii) two (2) days after deposited in the mail or delivered to the post office, if mailed.

(l) ADES AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY ADES AND LENDER MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. ADES REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. ADES ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

(m) This Guaranty and the transactions evidenced hereby shall be construed under the laws of the State of Colorado without regard to principles of conflicts of law.

IN WITNESS WHEREOF, the undersigned has caused this Guaranty Agreement to be duly executed and delivered as of the date first set forth above.

ADES:

ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation

By: ______________________________
Name:_____________________________
Title:______________________________

DEC-1770697-10

45

PROMISSORY NOTE $10,000,000.00 September 19, 2013 Denver, Colorado FOR VALUE RECEIVED, the undersigned, ADA-ES, INC., a Colorado corporation, promises to pay to CO BIZ BANK, a Colorado corporation, d/b/a/ COLORADO BUSINESS BANK (herein, together with its successors and assigns who become holders of this Note, called the "Lender") at the offices of Lender at 821 1 ih Street, Denver, Colorado 80202, or at such other place as may be designated in writing by Lender from time to time, the principal sum of Ten Million and No/100 Dollars ($10,000,000.00), or such lesser amount which shall from time to time be owing hereunder on account of Advances made by Lender to or for the benefit or account of Borrower in accordance with the terms of the 2013 Loan and Security Agreement by and among Borrower and Lender (as amended, modified, supplements and restated from time to time, the "Loan Agreement") together with interest on the unpaid principal balances outstanding at the rate specified in the Loan Agreement. Principal and interest due under this Note shall be payable at the time or times provided in the Loan Agreement. In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid by Borrower to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. If any Event of Default shall have occurred and be continuing, Borrower promises to pay the Default Rate, on the outstanding unpaid principal and interest balance hereof at the times and in the amount and manner provided for more particularly in the Loan Agreement. Principal, interest, fees, charges, expenses and other costs owing hereunder are payable in lawful money of the United States of America such that Lender has received immediately available funds for the credit of Borrower on the date that such payment or payments is or are due. This Note is secured by the Collateral listed in the Loan Agreement and other security instruments described in the Loan Agreement. Upon the occurrence of any Event of Default under the Loan Agreement, or under any of the other Loan Documents, which is not cured within any applicable cure period contained in the Loan Agreement, Lender may, at Lender' s option, exercise its remedies as provided in the Loan Agreement; provided, however, that the principal, interest, fees, expenses, charges and other costs owing on this Note shall be and become automatically due and payable ifthe Loan Agreement, or any of the other Loan Documents, provide for the automatic acceleration of the payment of the principal, interest, fees, charges, expenses and other costs owing on this Note upon the occurrence of an Event of Default.

No waiver of any breach, Event of Default, default or failure of condition under the terms of this Note, the Loan Agreement, or the other Loan Documents shall be implied from any failure of Lender to take, or any delay by Lender in taking, action with respect to any such breach of or Event of Default, default or failure of condition or from any previous waiver of any similar or unrelated breach of or Event of Default, default or failure of condition. A waiver of any term of this Note, the Loan Agreement or the other Loan Documents must be made in writing and shall be limited to the express written terms of such waiver. All obligations of Borrower and all rights, powers and remedies of Lender expressed herein shall be in addition to and not in limitation of those provided by law or in any written agreement or instrument (other than this Note) relating to any of the Indebtedness of Borrower to Lender or the security therefore. Borrower waives presentment; demand; notice of dishonor; notice of protest and nonpayment; notice of default interest and late charges; notice of intent to accelerate; notice of acceleration; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights and interests in and to properties securing payment of this Note. Time is of the essence with respect to every provision hereof. This Note is issued pursuant to the Loan Agreement and is subject to the terms and conditions specified therein, which terms and conditions are incorporated herein by this reference. Capitalized terms not otherwise defined in this Note shall have the meanings assigned to them under the Loan Agreement. This Note shall be construed and enforced in accordance with the laws of the State of Colorado, without regard to principles of conflicts oflaw, except to the extent that Federal laws preempt the laws of the State of Colorado. IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first above written.

GUARANTY This GUARANTY AGREEMENT (this "Guaranty") is made as of the 19th day of September 2013, by ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("ADES"), with an address at 9135 South Ridgeline Blvd, Suite 200, Highlands Ranch, Colorado 80129, in favor of COBIZ BANK, a Colorado corporation d/b/a COLORADO BUSINESS BANK (together with its successors and assigns "Lender"), with an address at Attn: Douglas L. Pogge, 821 17th Street, Denver, Colorado 80202. 1. Guaranty of Payment. (a) ADES hereby unconditionally guarantees the full and prompt payment to Lender when due, whether by acceleration or otherwise, of any and all Indebtedness (as hereinafter defined) of ADA-ES, INC. ("Borrower") to Lender under the 2013 Loan and Security Agreement, dated as of September 20, 2013, by and among Lender, ADES and Borrower (as amended, modified, restated or supplemented from time to time, the "2013 Term Loan Agreement"). (b) As used in this Guaranty, "Indebtedness" shall mean any and all indebtedness and other liabilities of Borrower to Lender as a result of the 2013 Term Loan Agreement, of every kind and character and all extensions and renewals thereof, including, without limitation, all unpaid accrued interest thereon and all costs and expenses payable as hereinafter provided: (i) whether now existing or hereafter incurred; (ii) whether direct, indirect, primary, absolute, secondary, contingent, secured, unsecured, matured or unmatured, by guarantee or otherwise; (iii) whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred; (iv) whether such indebtedness was originally contracted with Lender or with another or others; (v) whether or not such indebtedness is evidenced by a negotiable or non-negotiable instrument or any other writing; and (vi) whether such indebtedness is contracted by a Borrower alone or jointly or severally with another or others. (c) ADES acknowledges that valuable consideration supports this Guaranty, including, without limitation, any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by Lender to Borrower; any extension or renewal of any Indebtedness, any forbearance with respect to any Indebtedness or otherwise; any cancellation of any existing guaranty; any purchase of Borrower' s assets by Lender; or any other valuable consideration. 1

2. Lender's Costs and Expenses. ADES agrees to pay on demand all costs and expenses of every kind incurred by Lender: (a) In enforcing this Guaranty; (b) In collecting any Indebtedness from Borrower or ADES; ( c) In realizing upon or protecting any collateral for this Guaranty or for payment of any Indebtedness; and (d) For any other purpose related to the Indebtedness or this Guaranty. "Costs and expenses" as used in the preceding sentence shall include, without limitation, the actual attorneys' fees incurred by Lender in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Federal Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence. 3. Representations and Warranties of ADES. ADES affirms and certifies: (a) that there are no defenses, offsets or counterclaims with respect to the Guaranty as of the date hereof; (b) that there was adequate consideration to the AD ES for the granting of the Guaranty; (c) expressly acknowledges its liability to Lender under the Guaranty; and ( d) agrees that the Guaranty is in full force and effect, enforceable against the ADES in accordance with its terms. 4. Nature of Guaranty: Continuing, Absolute and Unconditional. (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Indebtedness (irrespective of the aggregate amount thereof and whether or not the Indebtedness from time to time exceeds the amount of this Guaranty, if limited), independent of, in addition and without modification to, and does not impair or in any way affect, any other guaranty, endorsement, or other agreement in connection with the Indebtedness, or in connection with any other indebtedness or liability to Lender, or collateral held by Lender therefor or with respect thereto, whether or not furnished by ADES. This Guaranty and ADES's obligations hereunder shall not be modified, terminated, impaired or in any way affected by the execution, delivery or performance by ADES, Borrower or any other person of any other guaranty, endorsement or other agreement or the delivery of collateral therefor. Until such time as the Indebtedness has been finally and irrevocably paid in full, ADES waives any claim, remedy or other right which ADES might now have or hereafter acquire against Borrower or any other person that is primarily or contingently liable for the Indebtedness including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Lender against Borrower or any collateral therefor which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute, or common law. 2

(b) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by ADES to be the final, complete and exclusive expression of the agreement between ADES and Lender. ADES expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of Lender including, without limitation, representations to make loans to Borrower or enter into any other agreement with Borrower or ADES. No modification or amendment of any provision of this Guaranty and no waiver of any right by Lender shall be effective unless in writing and signed by a duly authorized officer of Lender. 5. Certain Rights and Obligations. (a) ADES authorizes Lender, without notice, demand or additional reservation of rights against ADES and without affecting ADES's obligations hereunder, from time to time; (i) to renew, refinance, modify, subordinate, extend, increase, accelerate, or otherwise change the time for payment of, the terms of or the interest on the Indebtedness or any part thereof; (ii) to accept from any person or entity and hold collateral for the payment of the Indebtedness or any part thereof, and to exchange, enforce or refrain from enforcing, or release such collateral or any part thereof; (iii) to accept and hold any endorsement or guaranty of payment of the Indebtedness or any part thereof or any negotiable instrument or other writing intended by any party to create an accord and satisfaction with respect to the Indebtedness or any part thereof, and to discharge, terminate, release, substitute, replace or modify any such obligation of any such endorser or ADES, or any person or entity who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof, or any other person or entity in any way obligated to pay the Indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such endorser, guarantor, person or entity; (iv) to dispose of any and all collateral securing the Indebtedness in any manner as Lender, in its sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Indebtedness or any part thereof as Lender, in its sole discretion, may determine; and (v) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Indebtedness (whether principal, interest, costs and expenses, or otherwise), including, without limitation, if this Guaranty is limited in amount, to make any such application to Indebtedness, if any, in excess of the amount of this Guaranty. (b) If any default shall be made in the payment of any Indebtedness, ADES hereby agrees to pay the same in full : 3

(i) without deduction by reason of any setoff, defense or counterclaim of Borrower; (ii) without requiring protest, presentment or notice of non-payment or notice of default to ADES, to Borrower or to any other person; (iii) without demand for payment or proof of such demand; (iv) without requiring Lender to resort first to Borrower (this being a guaranty of payment and not of collection) or to any other guaranty or any collateral which Lender may hold; (v) without requiring notice of acceptance hereof or assent hereto by Lender; and (vi) without requiring notice that any Indebtedness has been incurred or of the reliance by Lender upon this Guaranty; all of which ADES hereby waives. (c) ADES's obligation hereunder shall not be affected by any of the following, all of which ADES hereby waives: (i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any Indebtedness or ADES's obligation hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other lien; (iii) any taking, holding, continuation, collection, modification, leasing, impairment, surrender or abandonment of, or any failure to protect, preserve or insure, any such collateral; (iv) any delay in the exercise or waiver of, any failure to exercise, or any forbearance in the exercise of, any right or remedy of Lender or any person against ADES, Borrower or any person or relating to the Indebtedness or any part thereof or the collateral therefor; (v) failure of ADES to receive notice of any intended disposition of such collateral; (vi) any defense arising by reason of the cessation from any cause whatsoever of liability of Borrower including, without limitation, any failure, delay, waiver, forbearance, negligence or omission by Lender in enforcing its claims against Borrower or any collateral therefor, including, without limitation, any failure to make, prove, or vote any claim relating to the Indebtedness or any collateral therefor in any case or proceeding pursuant to the Federal Bankruptcy Code or any similar law, or any satisfaction of the Indebtedness or any part thereof by reason of the failure of Lender to recover against any collateral therefor or the failure of Lender to obtain a judgment for any deficiency; 4

(vii) any release, settlement, composition, adjustment, compromise, replacement, cancellation, discharge, assignment, sale, exchange, conversion, participation or other transfer or disposition of any obligation of Borrower or of any collateral therefor; (viii) the invalidity or unenforceability of any of the Indebtedness; (ix) the creation of any security interest, lien or other encumbrance in favor of any person other than Lender; (x) any refusal or failure of Lender or any other person prior to the date hereof or hereafter to grant any additional loan or other credit accommodation to any Borrower or Lender's or any other party's receipt of notice of such refusal or failure; (xi) any refusal or failure of Lender or any other person to provide to ADES any information relating to Borrower, any other guarantor, endorser, or any person or entity who has given any collateral ·as security for the payment of the Indebtedness or any information relating to that Borrower's or such guarantor's, endorser's, person's or entity's financial condition, business or assets, or if such information is provided, to provide such information completely and accurately; (xii) any change in the ownership or membership of ADES or any Borrower; (xiii) the expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceeding against Borrower or any person in any way related to the Indebtedness or a part thereof or any collateral therefor; or (xiv) any other thing or circumstance which might otherwise constitute a defense to ADES's obligation hereunder. 6. Guaranty of Performance. ADES also guarantees the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by Borrower to Lender with respect to the Indebtedness. Every provision for the benefit of Lender contained in this Guaranty shall apply to the guaranty of performance given in this paragraph. 7. Termination. This Guaranty shall remain in full force and effect as to ADES until the Indebtedness of Borrower to Lender has been paid in full. ADES agrees that, to the extent that Borrower makes a payment or payments to Lender on the Indebtedness, or Lender receives any proceeds of collateral to be applied to the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to that Borrower, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction was invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to that Borrower, its estate, trustee, receiver or any other party. As of the date any payment or proceeds of collateral 5 are returned, the statute of limitations shall start anew with respect to any action or proceeding by Lender against ADES under this Guaranty. ADES shall defend and indemnify Lender of and from any claim or loss under this paragraph including actual attorneys' and paralegals, fees and expenses in the defense of any such action or suit. 8. Miscellaneous. (a) As used m this Guaranty, the terms "Borrower" and "ADES" shall include: (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or a substantial part of the business or assets of Borrower or ADES shall have been transferred including, without limitation, a debtor in possession under the Federal Bankruptcy Code; (ii) in the case of a partnership or limited liability company Borrower or ADES, any new partnership or limited liability company which shall have been created by reason of the admission of any new partner(s) or member(s) therein or by reason of the dissolution of the existing partnership or limited liability company by voluntary agreement or the death, resignation or other withdrawal of any partner or member; and (iii) in the case of a corporate Borrower or ADES, any other corporation into or with which ADES or Borrower (if Borrower is a corporation) shall have been merged, consolidated, reorganized, or absorbed. (b) Without limiting any other right of Lender, whenever Lender has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Lender at its sole election may set off against the Indebtedness any and all moneys then owed to ADES by Lender in any capacity, whether or not the Indebtedness or the obligation to pay such moneys owed by Lender is then due, and Lender shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on Lender' s records subsequent thereto. (c) ADES's obligation hereunder is to pay the Indebtedness in full when due according to its terms, and shall not be affected by any extension of time for payment by any Borrower, any bar to the enforceability of the Indebtedness, or any limitation on the right to attorneys' fees, resulting from any proceeding under the Federal Bankruptcy Code or any similar law. ADES's obligation under this Guaranty shall also include payment of interest accrued on the Indebtedness before or after a filing of a petition under any bankruptcy laws and interest on, and principal of, loans made to the debtor in possession after the filing of such a petition by or against Borrower. (d) No course of dealing or usage of trade, and no oral or written representations or agreement, between any Borrower or ADES and Lender, whether or not relied on or acted upon, and no act, delay or omission by Lender in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The giving of notice or a demand 6 by Lender at any time shall not operate as a waiver in the future of Lender' s right to exercise any right or remedy without notice or demand. Lender may remedy any default by any Borrower under any agreement with that Borrower or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by any Borrower. After any Borrower's failure to pay the Indebtedness in full , or any part thereof, Lender may exercise against ADES each right and remedy of a creditor against a principal debtor upon a past due liquidated obligation. All rights and remedies of Lender hereunder are cumulative. (e) Lender and ADES as used herein shall include the heirs, executors or administrators, or successors or assigns, of those parties. The rights and benefits of Lender hereunder shall, if Lender so directs, inure to any party acquiring any interest in the Indebtedness or any part thereof. If any right of Lender hereunder is construed to be a power of attorney, such power of attorney shall not be affected by the subsequent disability or incompetence of any Borrower or ADES. (f) Lender's rights and remedies under this Guaranty are assignable and any participation may be granted by Lender herein in connection with the assignment or granting of participation by Lender in the Indebtedness or any part thereof. ADES shall have the right to consent to such assignment or participation unless an Event of Default (as defined in the Term Loan Agreement) has occurred and is continuing. (g) Captions of the sections of this Guaranty are solely for the convenience of Lender and ADES, and are not an aid in the interpretation of this Guaranty. (h) ADES AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS GUARANTY MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF COLORADO, AND ADES WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED MAIL TO ADES AT THE ADDRESS SPECIFIED ABOVE, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF COLORADO OR THE UNITED STATES. (i) If any provision of this Guaranty is unenforceable in whole or in part for any reason, it shall be deemed modified to the extent necessary to make it or the applicable provision enforceable, or if for any reason such provision is not deemed modified, the remaining provisions shall continue to be effective. U) Any payment or other act which results in the extension or renewal of the statute of limitations in connection with any action or proceeding against any Borrower relating to the Indebtedness, shall extend or renew the statute of limitations in connection with any action or other proceeding against the ADES in connection with this Guaranty whether or not ADES had notice of, or consented to, such payment or act. 7

(k) Any demand for payment against ADES made by Lender under this Guaranty shall be in writing and delivered in person or by first class mail, postage prepaid, at the ADES's address first written above and shall be deemed received: (i) upon delivery, if delivered in person, and (ii) two (2) days after deposited in the mail or delivered to the post office, if mailed. (1) ADES AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY ADES AND LENDER MAY HA VE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. ADES REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. ADES ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION. (m) This Guaranty and the transactions evidenced hereby shall be construed under the laws of the State of Colorado without regard to principles of conflicts of law. IN WITNESS WHEREOF, the undersigned has caused this Guaranty Agreement to be duly executed and delivered as of the date first set forth above. ADES: 8

Advanced Emissions Solutions, Inc. NASDAQ: ADES BORROWING BASE CERTIFICATE As of the period ending June 30, 2013 This Certificate is made and dated as of September 19, 2013 and is submitted by AD A ES, INC., a Colorado corporation, in accordance with the 2013 Loan and Security Agreement by and among ADA-ES, INC., ADV AN CED EMISSIONS SOLUTIONS, INC., and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank (as amended, modified, supplemented and restated from time to time, the "Loan Agreement"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Loan Agreement. The undersigned hereby certifies to Lender that the undersigned is familiar with the following financial information, which has been taken from Borrower's books and records, which are complete and accurate, and the following calculations on the Borrowing Base and the remaining amount under the Borrowing Base are true and correct. BORROWING BASE (All numbers must be taken from the most recent 10-K or 10-Q filed by ADES with the Securities and Exchange Commission.) A. Fixed payments due to Borrower on the AECI Leases $82,922,476 B. Balance in A discounted to present value using a discount factor of 10% $57,292,173 C. 90% ofB $5 1,562,956 D. Contingent payments due to Borrower on the AECI Leases $ -0- E. Balance in H discounted to present value using a discount factor of 10% $ -0- F. 80% ofE $ -0- G. Total ofC and F $51,562,956 H. Current Secured Line Balance $ -0- I. Excess/(Deficit) Borrowing Base (G minus H) $51,562,956 J. One Hundred Fifty Percent (150%) ofH $ -0- K. Current Value of Collateral in which Lender has a first priority security interes AD By: Name: Mark H McKinmes Title: Senior Vice President & CFO ' CLEAN COAL . SOLUTIONS ~1.1 BCSl(9 Advancing Cleaner Energy Keeping Industry Moving

Advanced Emissions Solutions, Inc. NASDAQ: ADES BORROWER CERTIFICATE ADA-ES, INC. WITH RESPECT TO THE 2013 LOAN AND SECURITY AGREEMENT The undersigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation, in conjunction with the 2013 Loan and Security Agreement by and among ADA-ES, INC. ("Borrower"), ADV AN CED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank (as amended, modified, supplements and restated from time to time, the "Loan Agreement"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK that no " Principal" of Borrower has been convicted of, or pied no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or no6fication program maintained by any federal or state jurisdiction. For the purpose of this Certification, "Principal" is deemed to include: (a) each Officer of ADA-ES, INC. ; (b) each director of ADA-ES, INC.; (c) the five (5) most highly compensated executives and officers of ADA-ES, INC.; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of ADA-ES, INC. The undersigned Borrower acknowledge that CoBiz Bank, a Colorado corporation, d/b/a Colorado Business Bank is relying upon the truth of the statements set forth in this Borrower Certification to make a loan to Borrower. Dated this 19th the day of September 2013. AD By: ~------.,.--:-'-_____,,__-r-'"--=-f:----;-:::~~~~ Name: Title: ' CLEAN COAL . SOLUTIONS BCSI~ Advancing Cleaner Energy Keeping Industry Moving

Advanced Emissions Solutions, Inc. NASDAQ: ADES FINANCIAL STATEMENTS CERTIFICATION The undersigned, the Senior Vice President and Chief Financial Officer of ADA ES, INC., a Colorado corporation, hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK, pursuant to 2013 Loan and Security Agreement by and among ADA-ES, INC., ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank (as amended, modified, supplements and restated from time to time, the "Loan Agreement"), that attached hereto is a true and correct copy of ADA-ES, INC. 's financial statements as of and for the 6 month period ending June 30, 2013, which financial statements fairly present in all material respects ADA-ES, INC. ' s financial position and results of operations for the applicable periods and consist of a balance sheet and related statements of income and cash flow covering the periods from the end of the immediately preceding fiscal year to the end of such quarter, and such quarter alone (if applicable). Such financial statements have been prepared in accordance with GAAP, consistently applied (except as disclosed therein), it being understood that all interim financial statements are subject to year-end adjustments and are not required to have footnote disclosures. The undersigned has reviewed the Loan Agreement and the affairs of such Borrower and that, to the best of his or her knowledge and belief, he or she is unaware of the occurrence of an event which constitutes an Event of Default hereunder or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, and if so, stating the facts with respect thereto. A 10n ' CLEAN COAL . SOLU T ION S BCSI~ Advancing Cleaner Energy Keeping Industry Moving

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

COMPLIANCE CERTIFICATE

ADA-ES, INC., a Colorado corporation (**"Borrower"**), and ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (**"ADES"**), hereby certify to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK (**"Lender"**) pursuant to the 2013 Loan and Security Agreement by and among Borrower , ADES and Lender (as amended, modified, supplemented and restated from time to time, the **"Loan Agreement"**), that:

A. General.

1. Capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement.

2. Borrower has materially complied with all the terms, covenants and conditions to be performed or observed by Borrower contained in the Loan Agreement and the Loan Documents.

3. Neither on the date hereof nor, if applicable, after giving effect to any Advance made under the Loan Agreement on the date hereof, does there exist an Event of Default.

B. Financial Covenants As of June 30, 2013

1. Calculation of Liquidity Covenant:

A.	Cash and Marketable Securities held by ADES	$12,289,000
B.	Amount of Cash and Marketable Securities pledged by ADES to parties other than Lender	$3,647,905
C.	Amount of Letters of Credit issued by parties other than Lender which are not secured by the Cash and Marketable Securities covered in B.	$ -0-
D.	Total of B and C	$3,647,905
E.	A less D	$8,641,095
F.	$6,000,000.00	$6,000,000
G.	Eighty Percent (80%) of the amount outstanding under the Secured Line	$ -0-
H.	The greater of F or G	$6,000,000
I.	Amount by which E exceeds (is less than) H	$2,641,095

2. Calculation of Tangible Equity Covenant

A.	Total Equity	$17,718,000

ADA Advancing Cleaner Energy · CLEAN COAL SOLUTIONS · BCSI Keeping Industry Moving

Advanced Emissions Solutions, Inc. NASDAQ: ADES B. Goodwill and Other Intangibles $3,869,000 C. A less B $13,849,000 D. $13,500,000.00 $13,500,000 E. Amount by which C exceeds (is less than) D $349,000 IN WITNESS WHEREOF, Borrower and ADES have executed and delivered this Compliance Certificate in the name of and on behalf of Borrower on September 19, 2013. ADA- ADVA ., a Delaware corporation By: Name: Mark H. McKinnies Title: Senior Vice President and Chief Financial Officer Advancing Cleaner Energy 1 C L E A N C 0 A L SOLUTIONS BCSl?9 Keeping lndust y Moving

ADA-ES, INC. OFFICER'S CERTIFICATE This Officer's Certificate is provided pursuant to that certain 2013 Loan and Security Agreement (the "Agreement") by and among ADA-ES, INC., a Colorado corporation ("Corporation"), ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation and sole shareholder of the Corporation ("ADES") and CO BIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK. I, Mark H. McKinnies, Secretary of the Corporation, hereby certify on behalf of the Corporation that: 1. Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions adopted by written consent of the Board of Directors of the Corporation on August 6, 2013 approving and authorizing entry into the Agreement and each of the transactions contemplated thereby. 2. Attached hereto as Exhibit B is a true, correct and complete copy of the Corporation's Amended and Restated Articles of Incorporation, and the same has not been rescinded, revoked, modified or otherwise affected and remain in full force and effect. 3. Attached hereto as Exhibit C is a true, correct and complete copy of the Corporation's Third Amended and Restated Bylaws, and the same has not been rescinded, revoked, modified or otherwise affected and remain in full force and effect. 4. Each of Michael D. Durham, President and Chief Executive Officer, Mark H. McKinnies, Senior Vice President, Chief Financial Officer and Secretary, C. Jean Bustard, Chief Operating Officer, and Jonathan Lagarenne, Executive Vice President, are authorized to execute and deliver on behalf of the Corporation the Agreement and any and all other documents such person deems necessary, advisable or appropriate to carry out the transactions contemplated by the Agreement and authorized to request loan advances or letters of credit pursuant to the Agreement. [Remainder of page intentionally left blank]

By: Name: Mark H. McK1 ie Title: Senior Vice President, Chief Executive Officer and Secretary 2 Officer's Certificate

ADVANCED EMISSIONS SOLUTIONS, INC. OFFICER'S CERTIFICATE This Officer's Certificate is provided pursuant to that certain 2013 Loan and Security Agreement (the "Agreement") by and among ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("Corporation"), ADA-ES, INC., a Colorado corporation and wholly owned subsidiary of the Corporation ("Borrower") and COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("Lender"). I, Mark H. McKinnies, Secretary of the Corporation, hereby certify on behalf of the Corporation that: 1. Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions adopted by the Board of Directors of the Corporation on August 6, 2013 approving and authorizing entry into the Agreement and each of the transactions contemplated thereby. 2. Attached hereto as Exhibit B is a true, correct and complete copy of the resolutions adopted by written consent of the Board of Directors of the Corporation on September 19, 2013 approving and authorizing the execution of the Guaranty Agreement on behalf of the Corporation for the benefit of Lender as contemplated by the Agreement ("Guaranty"). 2. Attached hereto as Exhibit C is a true, correct and complete copy of the Corporation's Second Amended and Restated Certificate of Incorporation, and the same has not been rescinded, revoked, modified or otherwise affected and remain in full force and effect. 3. Attached hereto as Exhibit D is a true, correct and complete copy of the Corporation's Bylaws, and the same has not been rescinded, revoked, modified or otherwise affected and remain in full force and effect. 4. Each of Michael D. Durham, President and Chief Executive Officer, Mark H. McKinnies, Senior Vice President, Chief Financial Officer and Secretary, C. Jean Bustard, Chief Operating Officer, and Jonathan Lagarenne, Executive Vice President, are authorized to execute and deliver on behalf of the Corporation the Agreement, the Guaranty and any and all other documents such person deems necessary, advisable or appropriate to carry out the transactions contemplated by the Agreement and authorized to request loan advances or letters of credit pursuant to the Agreement. [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, I have executed this Officer' s Certificate as of S~ ......... -=- 19, 2013. 2 By: Name: Mark H. McKi 1es Title: Senior Vice President, Chief Executive Officer and Secretary Officer's Certificate